SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

|X|  Filed by the Registrant
|_|  Filed by a party other than the Registrant

Check the appropriate box:

|_|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12


                                HUMBOLDT BANCORP
                (Name of Registrant as Specified in Its Charter)
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|_|  No fee required
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total fee paid:

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                                HUMBOLDT BANCORP
                                2440 Sixth Street
                            Eureka, California 95502

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


To The Shareholders of Humboldt Bancorp:

     The 2001 Annual Meeting of Shareholders of Humboldt Bancorp ("Humboldt") will be held at Humboldt Bank Plaza, 2440 Sixth Street, Eureka, California 95502 on Monday, May 21, 2001, at 5:30 p.m. (local time) for the following purposes:

1.   To elect a Board of eleven Directors to serve for the ensuing year;

2. To ratify the appointment of Richardson & Company as independent certified accountants to audit Humboldt's financial statements for the fiscal year ending December 31, 2001;

3.   To approve the 2001  Humboldt  Bancorp and  Subsidiaries  Equity  Incentive
     Plan;

4.   To approve  amendments to the Amended  Humboldt  Bancorp Stock Option Plan;
     and

5. To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

     Only holders of common stock held of record as of the close of business on March 31, 2001, will be entitled to vote at the meeting or any adjournment thereof.

                                           By Order of the Board of Directors,

                                      /s/ PATRICK J. RUSNAK
                                          --------------------------------------
                                          Patrick J. Rusnak
                                          Senior Vice President
                                          Chief Financial Officer and Secretary


April 13, 2001

YOU ARE URGED TO VOTE IN FAVOR OF THE NOMINEES AND MANAGEMENT'S OTHER PROPOSALS BY SIGNING AND RETURNING THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED PROXY IS SOLICITED BY HUMBOLDT'S BOARD OF DIRECTORS. ANY SHAREHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY NOTIFYING THE SECRETARY OF HUMBOLDT IN WRITING OF SUCH REVOCATION, BY FILING A DULY-EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING IN PERSON AND VOTING BY BALLOT.

                                HUMBOLDT BANCORP
                                2440 Sixth Street
                            Eureka, California 95502
                                 (707) 445-3233

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 21, 2001


Introduction

         This Proxy Statement is furnished in connection with the solicitation of proxies for use at the 2001 Annual Meeting of Shareholders (the "Annual Meeting") of Humboldt Bancorp ("Humboldt") to be held on Monday, May 21, 2001, at 5:30 p.m. (local time) at Humboldt Bank Plaza, 2440 Sixth Street, Eureka, California, and at any and all adjournments thereof.

         Pursuant to a Plan of Reorganization and Agreement of Merger dated September 20, 2000, on March 9, 2001, the merger between Tehama Bancorp and
Humboldt Bancorp was completed, with Humboldt Bancorp as the continuing registrant for SEC reporting purposes. As a result of the merger, Tehama Bancorp is no longer required to file periodic reports or proxy statements under the Securities Exchange Act of 1934. Former shareholders of Tehama Bancorp will now receive information regarding Humboldt Bancorp, and Tehama Bank financial information will be reported on a consolidated basis.

         It is anticipated that this Proxy Statement and the accompanying Notice and form of Proxy will be mailed to shareholders eligible to receive notice of and to vote at the Annual Meeting on or about April 13, 2001.

Revocability of Proxies

         A form of Proxy for voting your shares at the Annual Meeting is enclosed. Any shareholder who executes and delivers such Proxy has the right to, and may, revoke it at any time before it is exercised by filing with the Secretary of Humboldt an instrument revoking it or a duly executed Proxy bearing a later date. In addition, if the person executing a Proxy is present at the Annual Meeting and elects to vote in person, the powers of the Proxy holders will be superseded as to those proposals on which the shareholder actually votes at the Annual Meeting.

Persons Making the Solicitation

         THIS SOLICITATION OF PROXIES IS BEING MADE BY HUMBOLDT'S BOARD OF DIRECTORS. The expenses of preparing, assembling, printing, and mailing this Proxy Statement and the materials used in the solicitation of Proxies for the Annual Meeting will be borne by Humboldt. It is contemplated that Proxies will be solicited principally through the use of the mails, but officers, directors, and employees of Humboldt and its subsidiaries may solicit Proxies personally or by telephone, without receiving special compensation therefor. Humboldt will reimburse banks, brokerage houses and other custodians, nominees, and fiduciaries for their reasonable expenses in forwarding these Proxy materials to shareholders whose common stock in Humboldt is held of record by such entities. In addition, Humboldt may use the services of individuals or companies it does not regularly employ in connection with this solicitation of Proxies if management determines it to be advisable.

Record Date and Voting Securities

         There were issued and outstanding 9,409,467 shares of Humboldt's common stock as of March 31, 2001, which date has been fixed as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). A majority of the outstanding shares of common stock present in person or by proxy at the Annual Meeting is necessary for a quorum.

         All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. Regarding the election of directors, shareholders may vote in favor of all nominees, or withhold their votes as to all nominees, or withhold their votes as to specific nominees, by following the instructions on the enclosed proxy card. With respect to the ratification of Richardson & Company to serve as Humboldt's independent auditors for the 2001 fiscal year, approval of the 2001 Humboldt Bancorp and Subsidiaries Equity Incentive Plan ("Equity Incentive Plan") and approval of amendments to the Amended Humboldt Stock Option Plan ("Stock Option Plan"), shareholders may vote in favor of or against each proposal, or may abstain from voting, by specifying their choice as indicated on the enclosed proxy card. If no specific instructions are given with respect to any matter to be voted on, the shares represented by a signed proxy will be voted FOR the election of the Board's nominees, and FOR the ratification of Richardson & Company as independent auditors, the approval of the Equity Incentive Plan and the approval of amendments to the Stock Option Plan. Directors will be elected from nominees receiving the highest number of affirmative votes cast by the holders of Humboldt's common stock, voting in person or by proxy at the Annual Meeting. Ratification of the appointment of Richardson & Company as independent auditors, approval of the Equity Incentive Plan and approval of the amendments to the Stock Option Plan will each require the affirmative vote of the holders of a majority of the shares of common stock of Humboldt voting in person or by proxy at the Annual Meeting. Abstentions, because they will be counted in determining whether a quorum is present for the vote on all matters, will have no effect for the election of directors, but will have the effect of a no vote for the ratification of Richardson & Company as the independent accountants, for the approval of the Equity Incentive Plan and for the approval of the amendments to the Stock Option Plan. Similarly, broker non-votes are also counted towards a quorum but are not counted for any purpose in determining whether a matter has been approved, and will have the same effect as an abstention.

         On any matter submitted to the vote of the shareholders other than the election of directors, each holder of common stock will be entitled to one vote, in person or by Proxy, for each share of common stock held of record on Humboldt's books as of the Record Date. In connection with the election of directors, shares may be voted cumulatively, but only for persons whose names have been placed in nomination prior to the voting for election of directors and only if the shareholder holding such shares has given notice at the Meeting, prior to such voting, of his or her intention to vote cumulatively. Notice of intention to vote cumulatively may not be given by simply marking and returning a proxy. If any Humboldt shareholder gives such notice, then all shareholders eligible to vote will be entitled to cumulate their votes in voting for election of directors. Cumulative voting allows a shareholder to cast a number of votes equal to the number of shares held in his or her name as of the Record Date, multiplied by the number of directors to be elected. All of these votes may be cast for any one nominee, or they may be distributed among as many nominees as the shareholder sees fit. The nominees receiving the highest number of affirmative votes, up to the number of directors to be elected, shall be elected.

         If one of Humboldt's shareholders gives notice of intention to vote cumulatively, the proxy holders will exercise their cumulative voting rights, at their discretion, to vote the shares they hold in such a way as to ensure the election of as many of the Board's nominees as they deem possible. This discretion and authority of the proxy holders may be withheld by checking the box on the proxy card marked "withhold from all nominees." Such an instruction, however, will also deny the proxy holders the authority to vote for any or all of the nominees of the Board of Directors, even if cumulative voting is not called for at the Annual Meeting, although it will not prevent the proxy holders from voting, at their discretion, for any other person whose name may be properly placed in nomination at the Annual Meeting.

         A shareholder may choose to withhold from the proxy holders the authority to vote for any of the individual nominees to the Board of Directors by marking the appropriate box on the proxy card and striking out the names of the disfavored nominees as they appear on the proxy card. In that event the proxy holders will not cast any of the shareholder's votes for nominees whose names have been crossed out, whether or not cumulative voting is called for at the Annual Meeting, but they will retain the authority to vote for the nominees to the Board of Directors whose names have not been struck out, and for any other candidates who may be properly nominated at the Annual Meeting. If a shareholder wishes to specify the manner in which his or her votes are allocated in the event of cumulative voting, he or she must appear and vote in person, or may designate a proxy to vote, at the Annual Meeting. Ballots will be available at the Annual Meeting for persons desiring to vote in person.

         All votes will be tabulated by Illinois Stock Transfer and Trust.

Principal Shareholders and Share Ownership of Management and Directors

         The following  table sets forth,  as of March 31, 2001,  the number and
percentage  of  shares  of  Humboldt's   outstanding   common  stock  which  are
beneficially owned, directly or indirectly, by:

     o    each of Humboldt's directors;
     o    Humboldt's named executive officers; and
     o    all of Humboldt's directors and executive officers as a group.

Humboldt has no shareholder that owns more than 5% of the outstanding shares. Unless otherwise indicated, the persons listed have sole voting and investment power over the shares beneficially owned. Management is not aware of any arrangements, which may, at a subsequent date, result in a change of control of Humboldt.

                                                           Shares
                                                        Beneficially
     Name                                                 Owned (1)            Options(2)       Percentage
     --------------------------------                   --------------         -----------      -----------

     Ronald F. Angell                                      110,900               38,735            1.17%

     Ronald V. Barkley                                      95,488               76,171            1.01%

     Gary L. Evans                                         123,524               58,369            1.30%

     Garry D. Fish                                          48,600                4,905                *

     Lawrence Francesconi                                   94,785               37,189            1.00%

     Gary C. Katz                                           83,892                4,905                *

     John W. Koeberer                                       55,932                4,905                *


                                                          Shares
                                                        Beneficially
     Name                                                 Owned (1)            Options(2)       Percentage
     --------------------------------                   --------------         -----------      -----------

     Theodore S. Mason                                     219,242              166,348            2.29%

     John C. McBeth                                        143,456(3)             9,975            1.52%

     Kenneth J. Musante                                     30,621               19,557            1.18%

     Gary Napier                                            62,748                4,905                *

     Thomas W. Weborg                                       12,399                3,233                *

     John R. Winzler                                       147,375               50,371            1.56%

     Paul A. Ziegler                                        45,249               43,249                *

     All Directors and Executive Officers
     (17 Persons)                                        1,304,460              542,002           13.46%


*    Less than 1%.

1) We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable within 60 days of March 31, 2001, are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of each other person. Except as indicated in the footnote to this table and pursuant to applicable community property laws, each shareholder named in the table has sole voting power and investment power with respect to the shares set forth opposite such shareholder's name.
2) Represents shares that may be acquired pursuant to options that may be exercised within sixty days. The number of shares of common stock subject to options is included in the Shares Beneficially Owned column.
3) Includes 69,218 shares held by O & M Industries 401(k) Plan of which Mr. McBeth is a Trustee.

Proposal No. 1:   Election of Directors

Nominees

         Humboldt's directors are elected annually to serve until the next annual meeting of shareholders and until their respective successors have been elected. All of the nominees listed below have served as directors since Humboldt's last Annual Meeting of Shareholders, which was held in May of 2000, with the exception of Garry D. Fish, Gary C. Katz, John W. Koeberer and Gary L. Napier, who were appointed to the Board in March 2001. There were originally twelve Humboldt directors. Under the terms of the Plan of Reorganization and Merger Agreement dated September 20, 2000, between Humboldt Bancorp and Tehama Bancorp ("Merger Agreement"), upon completion of the merger, Humboldt's Board of Directors was to be comprised of eleven directors of which four shall be appointed from Tehama Bancorp's Board of Directors. Further, in connection with the merger, James O. Johnson, Edythe E. Vaissade, Jerry L. Thomas, Michael L. Renner and Marguerite Dalianes resigned from the Board. The merger was completed in March 2001 at which time Messrs. Fish, Katz, Koeberer and Napier were appointed to Humboldt's Board of Directors.

         Humboldt's Bylaws provide that the number of directors of Humboldt may not be less than eight nor more than fifteen until changed by an amendment to the Bylaws adopted by Humboldt's shareholders, with the exact number of directors within that range to be set by vote of the Board. At present, Humboldt's Board consists of eleven directors, and consequently proxies may be voted for eleven nominees.

         The persons named below will be nominated for election as directors at the Annual Meeting to serve until the next Annual Meeting of Shareholders and until their successors are duly elected. Unless otherwise instructed, proxy holders will vote the proxies received by them for the election of the nominees below (or as many thereof as possible under the rules of cumulative voting if applicable). In the event that any of the nominees should be unable to serve as a director, it is intended that the Proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees named below will be unable to serve if elected.

         The nominees for director as proposed by the Board of Directors and their ages and their principal occupations during the past five years are:

Ronald F. Angell           58       Attorney  and Partner  with the
                                    firm  of  Roberts,  Hill,  Bragg,  Angell  &
                                    Perlman.  Humboldt  board member since 1996.
                                    He has also served as a director of Humboldt
                                    Bank since 1989.

Gary L. Evans              58       Certified Public Accountant associated with
                                    the firm of Aalfs, Evans & Company since
                                    1976. Humboldt board member since 1996. He has also served as a director of Humboldt
                                    Bank since 1996, of Tehama Bank since 2001 and of Bancorp Financial Services, Inc.
                                    since 1996.

Garry D. Fish              55       Engaged in the practice of optometry in Red
                                    Bluff, California since 1972. Humboldt board member since March 2001. He has also served as a director of Tehama Bank since 1984.

Lawrence Francesconi       69       Retired.  From 1952 to 1992,owner of Redwood
                                    Bootery, retail shoe store. Humboldt   board
                                    member since 1996  and Chairman of the Board
                                    since March 2000.  He has also  served as a
                                    director  of  Humboldt Bank since 1991,   of
                                    Capitol  Valley  Bank since 1999, of Tehama
                                    Bank since 2001 and of  Bancorp Financial
                                    Services, Inc. since 1996.

Gary C. Katz               50       Chairman and Chief Executive Officer of Katz
                                    Investments.  Former President  and majority
                                    owner of Phoenix Broadcasting, Inc. Humboldt
                                    board member since March 2001. He has   also
                                    served as a board member of Tehama Bank since 1984.

John W. Koeberer           56       President  and  co-owner  of  Urban  Park
                                    Concessionaires, California Guest Services,
                                    Inc. and The Picnic  People,   Inc.,   which
                                    operate concessions at various parks located
                                    throughout  northern  California.   Humboldt
                                    board member since March 2001. He has also served as a director of Tehama Bank since
                                    1984 and of Bancorp Financial Services, Inc.
                                    since 1996.

Theodore S. Mason          58       President and Chief Executive Officer of
                                    Humboldt since 1996 and of Humboldt Bank from 1989 until July, 2000. Humboldt board member since 1996. He has also served as a director of Humboldt Bank since 1989, of Tehama Bank since March 2001, of Capitol
                                    Valley Bank since 1999, of Capitol Thrift &
                                    Loan since 2000 and of Bancorp Financial
                                    Services, Inc. since 1996.

Thomas W. Weborg           58       President  and Chief  Executive   Officer of
                                    Java City, a wholesale supplier and retailer
                                    of coffee-related  products and    services.
                                    Humboldt board member since  November  2000.
                                    He has also served as a director of Capitol
                                    Valley Bank since 1999 and of Capitol Thrift
                                    & Loan since 2000.

John R. Winzler            70       Chairman of the Board of Directors of
                                    Winzler & Kelly Consulting Engineers.
                                    Humboldt board member since 1996. He has also served as a director of Humboldt Bank since 1989.

Gary L. Napier             59       Owner of Buffum and Napier Insurance Brokers
                                    since 1965.  Also, President of Torja
                                    Corporation, a private investment company.
                                    Humboldt director since 2001. He has also served as a board member of Tehama Bank since 1984.

John C. McBeth            54        President,  O & M  Industries,    mechanical
                                    contractor since 1964. Humboldt board member since 1996. He has also served as a director of Humboldt Bank since 1991.

     The term of office of each director of Humboldt is one year. Other than the four directors nominated pursuant to the merger agreement with Tehama Bancorp, none of the nominees were selected pursuant to any arrangement or understanding other than with the directors and officers of Humboldt acting within their capacities as such. There are no family relationships between any of the directors or executive officers of Humboldt. No director or officer of Humboldt serves as a director of any company which has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934, or of any company registered as an investment company under the Investment Company Act of 1940.

Vote Required for the Election of Directors

     Directors will be elected from the nominees receiving the highest number of affirmative votes of the shares of common stock present and voting at the Annual Meeting. Each share of common stock which is represented, in person or by proxy, at the Annual Meeting will be accorded one vote on each nominee for director, unless one or more shareholders gives notice to exercise the right of cumulative voting, in which case all shares will be accorded the cumulative voting rights described under the caption "Record Date and Voting Securities," above.

     The Board of Directors unanimously recommends a vote FOR each of the nominees for director described in Proposal 1 above.

Committees and Meetings of the Board of Directors

     The Board of Directors of Humboldt held 11 regular and 12 special meetings in 2000. All directors attended 75% or more of the aggregate number of the Board of Directors and committee meetings on which each director served, except for Director Janssen who attended 23% of the meetings until his death on July 25, 2000. The Board of Directors has no nominating committee.

     The Personnel Committee was composed of Ronald F. Angell (Chairman), Michael L. Renner, Larry Francesconi, Marguerite Dalianes, Theodore S. Mason and John R. Winzler. The Committee met 12 times in 2000. Subsequent to December 31, 2000, Mr. Renner and Ms. Dalianes resigned from the Board of Directors and from the Personnel Committee. As part of its responsibilities, the Personnel Committee administers the Stock Option Plan and the 401(k) profit sharing plan, reviews the compensation packages for Humboldt's executive officers (without participation of Director Mason) and makes recommendations to the Board of Directors on other Personnel matters.

     During  fiscal  2000,  the Audit  Committee  was  composed of Gary L. Evans
(Chairman), Marguerite Dalianes, Jerry L. Thomas and Michael L. Renner. Subsequent to December 31, 2000, in connection with the merger with Tehama Bancorp, Messrs. Jerry Thomas and Michael Renner, and Ms. Marguerite Dalianes resigned from the Board of Directors and the Audit Committee. Messrs. Francesconi and McBeth were subsequently elected to the Audit Committee. The Audit Committee met three times in 2000 for the purpose of reviewing overall operations of Humboldt. The Audit Committee is currently composed of three independent directors. As part of its responsibilities, the Audit Committee provides assistance to the Directors in fulfilling their responsibility to the shareholders, potential shareholders and the investment community relating to corporate accounting, reporting practices of the corporation, the quality and integrity of the financial statements of the corporation, and the capital requirements of the corporation. In order to assist the Audit Committee and to more effectively communicate the purpose and functions of the Audit Committee to the Board of Directors, management, employees and Humboldt's shareholders, the Audit Committee has adopted an Audit Committee charter which is attached as Appendix "A."

         In accordance with SEC regulations, the following is the Humboldt Audit Committee Report. Such report is not deemed to be filed with the SEC.

Audit Committee Report

         The Audit Committee oversees the financial reporting process for Humboldt Bancorp on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Audit Committee reviewed the annual financial statements included in the annual report and filed with the Securities and Exchange Commission as well as the unaudited financial statements filed with the Company's quarterly reports on Form 10-Q.

         In accordance with Statements on Accounting Standards (SAS) No. 61, discussions were held with management and the independent auditors regarding the acceptability and the quality of the accounting principles used in the reports. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Audit Committee has discussed with the independent auditors their independence from Humboldt and its management, including the matters in the written disclosures required by Independence Standards Board Standard No. 1.

         The Audit Committee has also met and discussed with Humboldt management, and its independent and internal auditors, issues related to the overall scope and objectives of the audits conducted, the internal controls used by Humboldt, and the selection of Humboldt's independent auditors. In addition, the Audit Committee discussed with the independent auditors with and without management present the specific results of audit investigations and examinations and the auditor's judgments regarding any and all of the above issues.

         Pursuant to the  reviews and  discussions  described  above,  the Audit
Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

         Signed by the Audit Committee this 27th day of March, 2001.

         Gary L. Evans              Lawrence Francesconi      John C. McBeth
         Chairman                   Member                    Member

Compensation of Directors

         Directors of Humboldt or its subsidiaries who are also employees of Humboldt do not receive compensation for their service on such Boards of Directors. During 2000, non-employee directors of Humboldt received a fee of $700 per Board meeting attended, $200 per Board meeting not attended, $450 per Special Board meeting attended and $200 per other Board committees meeting attended.

Executive Officers

         As of December 31, 2000, the following are the names of the executive officers and information concerning each of them:

                                                                               Prior Experience and
Officer Name               Age     Position                                      Other Information
-------------------------- ------- ------------------------- -----------------------------------------------------------

Theodore S. Mason
                             58    President & Chief         President and Chief  Executive  Officer of Humboldt  since
                                   Executive Officer of      its  inception  in 1996.  President  and  Chief  Executive
                                   Humboldt                  Officer  of  Humboldt  Bank 1989 to 1999.  Mr.  Mason also
                                                             serves as a director  of Humboldt   Bancorp,  Humboldt Bank,
                                                             Capitol Valley Bank, Capitol Thrift & Loan, Tehama Bank and
                                                             Bancorp Financial Services, Inc.


Paul A. Ziegler              42    Executive Vice            Chief  Administrative  Officer of Humboldt  since 1996 and
                                   President and Chief       Humboldt Bank since 1994.
                                   Administrative

Patrick J. Rusnak            37    Senior Vice President     Mr. Rusnak joined Humboldt as its Chief Financial  Officer
                                   and Chief Financial       in November  2000.  Prior to joining  Humboldt,  he served
                                   Officer                   as Vice  President  and  Controller  of  United  Community
                                                             Banks,  Inc. (a bank holding company based in Blairsville,
                                                             Georgia)  from August  1998  through  October  2000 and as
                                                             Senior Assistant  Controller of Trans  Financial,  Inc. (a
                                                             bank holding  company  based in Bowling  Green,  Kentucky)
                                                             from February 1994 through August 1998.

Ronald V. Barkley            64    Senior Vice President     Senior  Vice   President  and  Chief  Credit   Officer  of
                                   and Chief Credit Officer  Humboldt  Bank since 1989.  Mr.  Barkley  also serves as a director of Capitol Thrift & Loan.
Kenneth J. Musante
                             35    Senior Vice President     Senior  Vice  President  and  Manager of  Humboldt  Bank's
                                   and Manager of the        Merchant Bankcard Division since 1993.
                                   Merchant Bankcard
                                   Division of Humboldt
                                   Bank


Executive Compensation

         As to Humboldt's Chief Executive Officer and each other executive officer of Humboldt who received total compensation in excess of $100,000 in 2000 (the "named executive officers"), the following table sets forth all cash and non-cash compensation (including bonuses, other annual compensation, deferred compensation, and options granted) received from Humboldt for services performed in all capacities during the last three years.

                                                                                                Other
                                                                                                Annual           Options
Name and Principal Position                    Year         Salary(1)         Bonus(2)       Compensation(3)     Granted
----------------------------------------      ------        ----------       ----------      ---------------    --------

Theodore S. Mason                              2000         $291,034         $278,050         $  1,669           22,336
President and Chief Executive                  1999         $275,000         $157,310         $  1,987           12,095
Officer                                        1998         $275,000         $ 58,809         $  2,434            6,050


Alan J. Smyth                                  2000         $111,415         $ 92,400         $  2,395           10,954
Senior Vice President and                      1999         $175,475         $ 27,285         $  3,018            5,971
Former Chief Financial Officer(4)              1998         $175,000         $ 12,932         $  3,704               --

Ronald V. Barkley                              2000         $130,000         $ 96,873         $  1,480            9,441
Senior Vice President and                      1999         $129,880         $ 46,782         $  1,863            5,978
Chief Credit Officer                           1998         $130,000         $ 35,550         $  2,279               --

Paul A. Ziegler                                2000         $115,000         $ 58,400         $    688            5,878
Executive Vice President and                   1999         $ 96,865         $ 63,677         $    714            4,308
Chief Administrative Officer                   1998         $ 77,000         $ 51,340         $    738               --

Kenneth J. Musante                             2000         $ 85,000         $ 50,348         $    142            3,313
Senior Vice President                          1999         $ 75,000               --         $    111            3,468
                                               1998         $ 66,875         $ 20,000         $     98               --



(1) Includes amounts of salary or bonus deferred by Messrs. Mason, Smyth, and Barkley as provided by Humboldt's Deferred Compensation Plan.

(2) Includes amounts paid to Messrs. Mason, Smyth, Barkley, Ziegler and Musante as provided by Humboldt's Incentive Bonus Plan.

(3) Includes amounts imputed to the named executive as income for tax purposes for personal use of a company provided vehicle and for life insurance.

(4)  Mr. Smyth served as Chief Financial Officer until November 1, 2000.

     Employment Contracts

     Humboldt Bank entered into an employment agreement with Mr. Mason on May 1, 1989, whereby Mr. Mason agreed to serve as Humboldt Bank's President and Chief Executive Officer. Mr. Mason's employment contract was assumed by Humboldt. Under the terms of the original agreement, Mr. Mason is entitled to receive a base salary of $125,000 per year and an incentive bonus based on a percentage ranging from 4% to 2.5% of Humboldt's pre-tax net profits as provided by an Incentive Bonus Plan. In January 2001, the employment agreement was modified to increase Mr. Mason's base salary to $200,000 per year with the increase of $75,000 to be deducted from the formula-based incentive bonus. During the term of the agreement, which expires on January 1, 2002, Mr. Mason may be reimbursed for travel, meals, entertainment expenses, service to charitable organizations, and membership in selected committees and other organizations. In addition, he is eligible for typical employee benefits including paid vacation, sick leave, medical insurance, and the use of a company-owned vehicle.

     Humboldt Bank entered into an employment agreement with Mr. Smyth on August 19, 1989, whereby Mr. Smyth agreed to serve as Humboldt's Senior Vice President and Chief Financial Officer. Mr. Smyth's employment agreement was for an initial three years to be automatically renewed for successive one-year terms. Under the terms of the contract, Mr. Smyth received a base salary annual salary of $85,000 and a percentage of Humboldt's pre-tax profits ranging from 2% to .5%. Mr. Smyth's employment contract was subsequently assumed by Humboldt. In November 2000, Mr. Smyth was replaced as Chief Financial Officer. Effective January 1, 2000, Mr. Smyth's annual compensation was established at a fixed amount of $100,000 per year. Effective November 1, 2000, Mr. Smyth was no longer an officer of Humboldt and he is no longer considered an executive officer of Humboldt with respect to Section 16 of the Securities Exchange Act of 1934.

     Humboldt Bank entered into an employment agreement with Mr. Barkley on June 1, 1989, whereby Mr. Barkley agreed to serve as Humboldt's Senior Vice President and Chief Credit Officer. Mr. Barkley's employment agreement was for an initial two years to be automatically renewed for successive one-year terms with a base annual salary is $85,000 and percentage of Humboldt's pre-tax profits ranging from 2% to .5%. Mr. Barkley's employment contract was subsequently assumed by Humboldt. In January 2001, the employment agreement was modified to increase Mr. Barkley's base salary to $150,000 per year with the increase of $65,000 to be deducted from the formula-based incentive bonus.

     Humboldt entered into an employment agreement with Patrick J. Rusnak on November 1, 2000, whereby Mr. Rusnak would serve as Senior Vice President and Chief Financial Officer. Under the terms of the employment agreement, which does not have a specified term, Mr. Rusnak receives a base annual salary of $150,000 per year and 0.5% of Humboldt's pre-tax profits (not to exceed $65,000 per year). In addition, the employment agreement provides for Mr. Rusnak to receive his base salary for a period of two years in the event of a change in control that results in the elimination of his position within one year.

Benefit Plans

     Retirement Plan. Currently, Humboldt has a defined contribution retirement plan covering substantially all employees. Contributions to the plan are made at the discretion of the Board of Directors in an amount not to exceed the maximum amount deductible under the profit sharing plan rules of the Internal Revenue Service. Employees may elect to have a portion of their compensation contributed to the plan in conformity with the requirements of Section 401(k) of the Internal Revenue Code. Salaries and employee benefits expense includes contributions to the plan of $279,000, $223,000, and $189,000 during 2000, 1999 and 1998, respectively.

     Director Fee Plan. Humboldt has adopted the Humboldt Bank Director Fee Plan (the "Fee Plan"). The Fee Plan permits each Humboldt director to elect to receive his/her director's fees in the form of Humboldt common stock or cash, or a combination thereof of Humboldt common stock and cash, and to elect to defer the receipt of any of the foregoing until the end of his/her term as a Humboldt director. If deferral is elected, the amount of the director's fees shall be credited to an account on behalf of the director. However, such crediting shall constitute a mere promise on the part of Humboldt to pay/distribute on this account. The account is otherwise unsecured, unfunded, and subject to the general claims of creditors of Humboldt Bank and Humboldt. The Fee Plan provides for the issuance of up to 40,000 shares of Humboldt common stock. The amount of such fees deferred was $65,000, $86,000 and $58,000 in 2000, 1999, and 1998,
respectively. At December 31, 2000, and 1999, the liability for amounts due under this plan totaled $215,000 and $196,000 respectively or approximately 23,518 and 20,083 shares of common stock.

         Employee Stock Bonus Plan. Currently, Humboldt has an Employee Stock Bonus Plan, which is funded annually at the sole discretion of the Board of Directors. Funds are invested in Humboldt common stock, when available, and are purchased at the current market price on behalf of all eligible employees except the executive officers of Humboldt.

         Post-Employment Benefit Plans and Life Insurance Policies. Humboldt and Humboldt Bank have entered into Officer Salary Continuation Agreements and
Deferred Compensation Agreements with key employees. The Officer Salary Continuation Agreements provide for payments in the event of retirement, death, disability or change in control. The Deferred Compensation Agreements allow the employees to defer a portion of current compensation in exchange for Humboldt's commitment to pay a deferred benefit at retirement. Deferred compensation is vested as to the amounts deferred. If death occurs prior to or during retirement, Humboldt will pay the employee's beneficiary or estate the benefits set forth in the agreement. Both the Officer Salary Continuation Agreements and the Deferred Compensation Agreements are unfunded although, as discussed below, Humboldt has purchased life insurance policies in connection with the implementation of the two plans.

         The Officer Salary Continuation Agreements provide that upon retirement, or death prior to retirement, the following executive officers will be entitled to the following benefits: Theodore S. Mason - $100,000 per year for 15 years; Alan J. Smyth - $40,000 per year for 10 years; Ronald V. Barkley - $40,000 per year for 10 years; Paul A. Ziegler - $75,481 per year for 15 years; Kenneth J. Musante - $78,542 per year for 15 years. In the event of disability, these employees will be entitled to the following amounts payable over the same period unless otherwise noted: Theodore S. Mason - $428,288, Alan J. Smyth - $252,237, Ronald V. Barkley - $252,237, Paul A. Ziegler - $26,445 in a lump sum or as otherwise agreed to, and Kenneth J. Musante - $112,653 in a lump sum or as otherwise agreed to. Salary continuation benefits may also be paid if termination is without cause or due to a change in control of Humboldt. Otherwise, no benefits are paid upon termination.

         Humboldt has purchased single premium life insurance policies in connection with the implementation of these salary continuation and deferred compensation plans for certain key employees. The policies provide protection against the adverse financial effects from the death of a key employee and provide income to offset expenses associated with the plans. The specified employees are insured under the policies, but Humboldt Bank or Humboldt is the owner and beneficiary. At December 31, 2000, 1999, and 1998 the cash surrender value of these policies totaled approximately $10,407,000, $5,157,000 and $4,943,000, respectively.

         At December 31, 2000, 1999 and 1998, liabilities recorded for the estimated present value of future salary continuation and deferred compensation benefits totaled approximately $3,776,765, $2,716,000, and $2,068,000 respectively. In the event of death or under other selected circumstances, Humboldt is contingently liable to make future payments greater than the amounts recorded as liabilities. Based on present circumstances, Humboldt does not consider it probable that this contingent liability will be incurred or that in the event of death, a liability would be material after consideration of life insurance benefits.

         Stock Option Plan. Humboldt has a stock option plan under which incentive stock options, as defined under the Internal Revenue Code, and non-statutory stock options may be granted. Options representing 456,255 shares of Humboldt's common stock may be granted under the Humboldt stock option plan by the Board of Directors to directors, officers, and key full-time employees at an exercise price not less than the fair market value of the shares on the date of grant. As of December 31, 2000 and 1999, respectively, 404,162 and 283,173 options were outstanding under the Humboldt Stock Option Plan. Options may have an exercise period of not longer than ten years. Incentive stock options have vesting schedules of 33% per year, and non-statutory stock options vest immediately.

         The Stock Option Plan contains an antidilution provision in the event of a private or public offering of Humboldt Bancorp common stock. Under the current antidilution provision, participants will be granted additional options to purchase shares of Humboldt Bancorp common stock based on the number of shares issued in the public offering. Additional options will be granted to a current employee, officer or director who holds options so as to maintain on optionee's proportionate interest in Humboldt Bancorp by reason of his or her unexercised portions of options as before the issuance. However, the total number may not exceed that available for grant under the Humboldt Stock Option Plan. In December 2000, the Directors of Humboldt agreed to waive the antidilution provision of the stock option plan representing approximately 42% of the outstanding options. In March 2001, substantially all Humboldt Employees holding stock options also agreed to waive the antidilution provision of the Stock Option Plan. The waiver of antidilution provision became effective March 9, 2001

         The exercise price for such additional options shall be the fair market value of the Humboldt common stock on the date of the additional grant, except that in the event of an incentive stock option, the exercise price shall be 110% if the optionee is an employee owning more than 10% of the total combined voting power of all classes of stock of Humboldt.

         The  following  tables  set forth  the  number of  options  granted  to
Humboldt's   executive  officers  during  2000  and  the  number  and  value  of unexercised options held by these executive officers as of the end of 2000.

                         OPTION GRANTS AND EXERCISES BY
                            EXECUTIVE OFFICER IN 2000


                                                                                          Potential Realizable Value
                                        % of Total                                        at Assumed Annual Rates of
                                     Options Granted                                       Stock Price Appreciation
                           Options   to Employees in   Exercise Price      Expiration      for Option Term 5% / 10%
Name                       Granted         2000          per Share            Date
---------------------      --------  ----------------  --------------     --------------- ---------------------------

Theodore S. Mason            2,000          2.3%           $ 12.50        March 19, 2010   $    15,722  /   $  39,844

Theodore S. Mason           22,336         23.7%           $ 12.50        March 29, 2010   $   159,865  /   $ 405,129

Alan J. Smyth                1,000          1.2%           $ 12.50        March 19, 2010   $     7,861  /   $  19,922

Alan J. Smyth                9,954         11.6%           $ 12.50        March 29, 2010   $    78,250  /   $ 198,301

Ronald V. Barkley            1,000          1.2%           $ 12.50        March 19, 2010   $     7,861  /   $   9,922

Ronald V. Barkley            8,441          9.8%           $ 12.50        March 29, 2010   $    66,356  /   $ 168,160

Paul A. Ziegler              1,000          1.2%           $ 12.50        March 19, 2010   $     7,861  /   $  19,922

Paul A. Ziegler              4,878          5.7%           $ 12.50        March 29, 2010   $    38,347  /   $  97,178

Kenneth J. Musante           1,000          1.2%           $ 12.50        March 19, 2010   $     7,861  /   $  19,922

Kenneth J. Musante           2,313          2.7%           $ 12.50        March 29, 2010   $    18,183  /   $  46,079




                                        AGGREGATED OPTION EXERCISES IN 2000


                                                                Number of Unexercised       Value of Unexercised
                                                                 Options at Year-end            In-the-money
                           Shares Acquired       Value              (Exercisable/              (Exercisable/
          Name               on Exercise        Realized           Unexercisable)              Unexercisable)
----------------------    -----------------   -------------     ----------------------      ---------------------

Theodore S. Mason              17,902           $175,440           161,029 / 8,879          $  878,116 / $ 3,181

Alan J. Smyth                  12,464           $118,772            76,235 / 3,260          $  402,019 / $ 1,338

Ronald V. Barkley               4,950           $ 48,510            74,729 / 3,260          $  402,019 / $ 1,338

Paul A. Ziegler                     -                  -            41,806 / 3,260          $  139,917 / $ 1,338

Kenneth J. Musante                  -                  -            18,114 / 3,260          $    9,295 / $ 1,338


         The value of unexercised, in-the-money, options is based on a per share market value of $10.00 as of December 29, 2000, as quoted on the NASDAQ National Market.

         Tehama Stock Option Plans

         Humboldt has adopted the Stock Option Plans of Tehama Bancorp as part of the merger agreement entered into between the two companies effective March 9, 2001. As of March 9, 2001, Tehama Bancorp had two Stock Options Plans under which issued and unexercised options exist. The two plans are the Tehama Bancorp 1994 Stock Option Plan (the "1994 Plan") and the 1999 Stock Option Plan (the "1999 Plan").

         As of the effective date of the merger, all outstanding rights with respect to stock options issued under the 1994 and 1999 Plans were converted into and became equivalent rights with respect to Humboldt common stock at the applicable conversion rate with a corresponding adjustment in the option price, and Humboldt assumed each Tehama Stock Option in accordance with the terms of the Tehama Stock Option Plans and the stock option agreement by which it is evidenced.

         The 1994 Plan was terminated for the purpose of granting new options on May 14, 1999, the effective date of the 1999 Plan approved by the shareholders of Tehama Bancorp at the 1999 Annual Meeting of Shareholders. Options for 65,208 shares of common stock of the Company remain outstanding under the 1994 Plan.

         Under the 1999 Plan, nonstatutory (sometimes also called "non-qualified") options to purchase shares of Tehama Bancorp's common stock may be granted to employees, directors and consultants of Tehama Bancorp, and incentive options may be granted to employees. The 1999 Plan is now administered by the Humboldt Bancorp Board of Directors and assumed by Humboldt. By terms of the 1999 Plan, each director of Tehama Bancorp was granted automatically on May 17, 1999, a five-year nonstatutory option for 5,000 shares of common stock, exercisable at the price of $11.875 per share and vesting in increments of 1,000 shares immediately and on the first through the fourth anniversaries of the grant date. These share prices are now subject to the conversion price as outlined in the Merger Agreement.

         The exercise price of each option granted pursuant to the 1999 Plan ordinarily may not be less than one hundred percent (100%) of the fair market value of the stock subject to the option on the date the option is granted, and no option may have a term exceeding ten years. All options (except for automatic option grants to directors of Tehama Bancorp) terminate upon termination of employment, but may be exercised (to the extent vested) for varying periods after termination of employment. During an optionee's lifetime, the optionee's incentive options may be exercised only by him or her and may not be transferred. An optionee's nonstatutory options also are not transferable during the optionee's lifetime, except to the extent otherwise permitted in the option agreement. The exercise price of shares issued pursuant to exercise of an option under the 1999 Plan may always be paid in cash and, in addition, may be paid, in the discretion of the Board, with (1) Humboldt shares already owned by the optionee, valued at their fair market value, (2) the proceeds of a resale of the shares by an authorized securities broker or (3) the proceeds of a loan (by a securities broker or lender approved by Humboldt) secured by a pledge of the shares acquired by the exercise.

Compensation Committee Interlocks and Insider Participation

     The Personnel Committee is composed of Ronald F. Angell (Chairman), Larry Francesconi, Theodore Mason and John R. Winzler. Mike L. Renner and Marguerite Dalianes were formerly members, but resigned on March 2001 in connection with the merger with Tehama Bancorp. Mr. Mason is president of Humboldt and was president of Humboldt Bank.

Personnel Committee Report on Executive Compensation

     The Personnel Committee of the Board of Directors has furnished the following report on executive compensation:

     Humboldt has developed and implemented compensation polices, plans, and programs which attempt to enhance the profitability of Humboldt, and thus shareholder value, by aligning closely the financial interests of Humboldt's executive officers with those of its shareholders. For Humboldt, earnings per share growth and return on average shareholders' equity are critical elements in the establishment of long-term incentive programs. The process involved in the executive compensation determination for fiscal 2000 is summarized below:

     Compensation for each of the persons named in the Executive Compensation Table, as well as other senior executives, consists of a base salary, an annual bonus, and long-term incentive compensation. Long-term incentives consist of salary continuation plans and grants of incentive stock options.

     The Board, pursuant to recommendations made by the Personnel Committee, determines base salaries and annual bonuses after a subjective evaluation of various factors, including salaries paid to senior managers with comparable qualifications, experience, and responsibilities at other institutions, individual job performance, local market conditions, and the Board's perception of the overall financial performance of Humboldt (particularly operating results), without considering specific performance targets or objectives, and without assigning particular weights to individual factors. As to executive officers other than the Chief Executive Officer, the Board also considers the recommendations made by the Chief Executive Officer.

     Personnel Committee

     Signed by the Personnel Committee this 5th day of April, 2001.

         Ronald F. Angell           Larry Francesconi         John R. Winzler
         Chairman                   Member                    Member

Personnel Committee Interlocks and Insider Participation

         Although Theodore Mason is a member of the Personnel Committee, he does not participate in any decisions with respect to his own compensation package.

Performance Graph and Table

         The graph and table below compare the total shareholder return on Humboldt's common stock with the comparable cumulative total return for The Nasdaq Stock Market Index, the Media General Pacific Regional Bank Group Index and the SNL Securities, Inc. $500 Million to $1 Billion Bank Index for the five year period commencing January 1, 1996 and ending December 31, 2000. The SNL Securities Index was added to the performance graph this year because management believes it is a more appropriate and widely recognized peer group than the Media General Pacific Regional Bank Group Index. The graph and table assume $100 was invested on December 31, 1995, and that all dividends were reinvested during each year presented. The graph and table were prepared at Humboldt's request by SNL Securities, Inc. of Charlottesville, Virginia.


                               (GRAPH OMITTED)


                                                                        Period Ending

Index                                    12/31/95          12/31/96    12/31/97    12/31/98    12/31/99    12/31/00

Humboldt Bancorp                          100.00            148.92      230.83      206.81       261.08      225.24

NASDAQ - Total US*                        100.00            123.04      150.69      212.51       394.94      237.68

SNL $500M-$1B Bank Index                  100.00            125.01      203.22      199.81       184.96      177.04

Regional-Pacific Banks                    100.00            125.29      225.6       211.29       215.43      249.28


Compliance with Section 16(a) of the Exchange Act

         Section 16(a) of the Securities Exchange Act of 1934 requires Humboldt's officers and directors, and persons who own more than 10% of a registered class of Humboldt's equity securities, to file reports of ownership on Form 3 and changes of ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC"). They are also required by SEC rules to furnish Humboldt with copies of all Section 16(a) forms that they file.

         Based solely on its review of the copies of such forms received by Humboldt, or written representations from certain reporting persons that no Forms 5 were required for the officers, directors and ten-percent stockholders, Humboldt believes that during 2000 its officers, directors and ten-percent stockholders complied with all applicable Section 16(a) filing requirements.

Certain Transactions

         Some of Humboldt's directors and executive officers and their immediate families, as well as the companies, with which they may have interest in, have had loans with Humboldt Bank in the ordinary course of the Bank's business. In addition, Humboldt Bank expects to have loans with these persons in the future. In management's opinion, all these loans and commitments to lend were made in the ordinary course of business, were made in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and, in the opinion of management, did not involve more than a normal risk of collectability or present other unfavorable features. The outstanding balance under extensions of credit by Humboldt Bank to directors and executive officers of Humboldt and Humboldt Bank and to the companies that these directors and executive officers may have an interest was $4,631,000, $4,865,000, and $6,451,000 as of December 31, 2000, 1999 and 1998, respectively.

         There were no material proceeding during fiscal year 2000 in which a director, officer, affiliate or five percent or greater shareholder of Humboldt was a party with an interest adverse to Humboldt. In addition, no director or executive officer of Humboldt has been involved in any disciplinary or enforcement action relating to securities trading or business practices.

Proposal 2:  Ratification of Independent Accountants

         Upon the recommendation of Humboldt's Audit Committee, the Board of Directors has appointed Richardson & Company as Humboldt's independent accountants to audit the consolidated financial statements of Humboldt and its subsidiaries for the 2001 fiscal year.

         Richardson & Company served as Humboldt's independent accountants for the fiscal year ended December 31, 2000, and during the course of that fiscal year they were also engaged by Humboldt to provide certain non-audit services.

During the year ended December 31, 2000, the following fees were paid for services provided by Richardson & Company.

         Audit fees. The aggregate fees paid for the annual audit and/or the review of Humboldt's financial statements included in Humboldt's Form 10-K for the year ended December, 31, 2000, amounted to approximately $128,000.

         Financial Information Systems Design and Implementation Fees. During the year ended December 31, 2000, Humboldt paid no fees to Richardson & Company related to the design or implementation of a hardware or software system to compile source data underlying Humboldt's financial statements or generate information significant to Humboldt's financial statements.

         All Other Fees. The aggregate fees paid for other non-audit services, including fees for tax related services, rendered by Richardson & Company during Humboldt's most recent fiscal year ended December 31, 2000, amounted to approximately $55,000.

         The affirmative vote of a majority of the shares of common stock present and voting at the Annual Meeting is required to ratify the appointment.

         If the appointment is not ratified, Humboldt's Board of Directors may select other independent accountants. Representatives of Richardson & Company will be present at the Annual Meeting to respond to appropriate questions from the shareholders and will be given the opportunity to make a statement should they desire to do so.

The Board of Directors of Humboldt Unanimously Recommends that Your Vote For Proposal 2

         Ratification of the appointment of Richardson & Company as independent accountants will require the affirmation vote of the holders of a majority of Humboldt's common stock voting in person or by proxy at the Annual Meeting.

Proposal 3: Approval of the 2001 Humboldt Bancorp and Subsidiaries Equity Incentive Plan

         On March 1, 2001, subject to stockholder approval, the Board of Directors approved the Equity Incentive Plan to serve as a vehicle to attract and retain the services of key employees and directors of Humboldt or its subsidiaries and to help such key individuals realize a direct proprietary interest in Humboldt. As discussed below, the Equity Incentive Plan allows for the grant of options, restricted stock, stock appreciation rights, and stock bonuses.

Description of the Equity Incentive Plan

         Adoption of the Equity Incentive Plan will not effect options previously granted under prior plans. The Equity Incentive Plan is intended to attract, retain, and motivate key employees or directors of Humboldt, or a subsidiary of Humboldt, by giving them the opportunity to acquire stock ownership in Humboldt.

         The Equity Incentive Plan covers 250,000 shares of Humboldt's common stock, but if the number of issued and outstanding shares of Humboldt are increased after the effective date of the Equity Incentive Plan, the maximum number of shares available under the Equity Incentive Plan are increased proportionately. However, the maximum number of shares issuable under the Equity Incentive Plan as incentive stock options is limited to 200,000 shares. At all times, Humboldt shall reserve and keep available a sufficient number of shares as shall be required to satisfy the requirements of all outstanding awards granted under the Equity Incentive Plan. The following is a summary of the provisions of the Equity Incentive Plan. The summary is not intended to be a complete description of all terms and provisions of the Equity Incentive Plan.

         Eligibility. The Equity Incentive Plan provides for the grant of awards to eligible persons. Eligible persons include, in the case of an incentive stock option, key employees of Humboldt or a subsidiary, and in the case of non-qualified stock options, restricted stock, stock appreciation rights and stock bonuses, key employees and directors of Humboldt or a subsidiary. Determinations as to eligibility shall be made by the administrator of the Equity Incentive Plan.

         Administration. Authority to control and manage the operation and administration of the Equity Incentive Plan is vested in the board. The board may delegate such responsibility to a committee or subcommittee consisting of two or more members of the board who are non-employee directors and satisfy the requirements under the Securities Exchange Act of 1934 for administering the Equity Incentive Plan. The administrator has the authority to interpret the
Equity Incentive Plan and the rights underlying any grants or awards made subject to the Equity Incentive Plan. Any decision or action of the administrator in connection with the Equity Incentive Plan is final and binding.

         No member of the committee shall be liable for any action, excepting willful misconduct and gross negligence, arising out of or related to the Equity Incentive Plan provided the committee member was acting in good faith and for a purpose believed to have been in the best interests of Humboldt or its subsidiaries.

         Adjustments. Should the number of shares of Humboldt change due to any stock split, stock dividend, recapitalization, combination of shares, exchanges of shares or other change affecting the outstanding common stock as a class, an appropriate and proportionate corresponding change shall be made to the option grants awarded under the Equity Incentive Plan. The number of shares subject to awards shall always be expressed in whole numbers and the administrator may make adjustments as necessary to insure awards of whole shares.

         Terms and Conditions of Option Grants. One or more options may be granted to each eligible person. The options granted under the Equity Incentive Plan will be evidenced by an award agreement, which will expressly identify the option as an incentive stock option or a non-qualified stock option. The administrator shall specify the grant date, exercise price, terms and conditions for the exercise of the options. No option under the Equity Incentive Plan shall terminate later than ten years after the date of grant subject to the following provision. In the case of an incentive stock option when the optionee owns more than 10% of the total combined voting power of all classes of stock, the option shall expire not later than five years after the date of grant. The maximum number of shares subject to options, which can be granted under the Equity Incentive Plan during any calendar year to an individual, is 100,000 shares.

         Exercise of the Option. Options may be exercised by delivery to Humboldt of a written stock option exercise agreement together with payment in full of the exercise price for the number of shares being purchased. The exercise price shall be 100% of the of the fair market value of the shares on the date of grant. The exercise price of any incentive stock option granted to a ten percent shareholder will not be less than 110% of the fair market value of the share on the date of grant. Payment for shares purchased pursuant to the Equity Incentive Plan may be made in cash, or, where approved by the administrator, in any of the following manners.

         Payment may be made by surrender of shares of Humboldt owned by the participant more than six months, or that were obtained by the participant on the open market. With respect to the exercise of an option, payment may be made through a "same day sale" commitment from the participant and a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD dealer") whereby the participant irrevocably elects to exercise the option and to sell a portion of the shares so purchased to pay for the exercise price, and whereby the NASD dealer commits to forward the exercise price directly to Humboldt. Payment may also be by a "margin" commitment from the optionee and an

NASD dealer whereby the optionee irrevocably elects to exercise his or her option and to pledge the shares so purchased to the NASD dealer in a margin account as security for a loan from the NASD dealer in the amount of the exercise price, and whereby the NASD dealer irrevocably commits upon receipt of such shares to forward the exercise price directly to the Humboldt.

         Reload Option. The administrator of the Equity Incentive Plan may, in its discretion, grant a participant a reload option. A participant with a reload option, who pays for his or her stock in whole or in part with stock owned by the participant may be granted another option to purchase the number of shares tendered at a price no less than fair market value of the shares at the date the additional option is granted. The purpose of the reload option is to encourage insiders to own stock in Humboldt.

         Transferability of Options. No option shall be transferable other than by will or by the laws of descent and distribution, and during the lifetime of the participant, only the participant, his guardian or legal representative may exercise an option. The administrator may provide for transfer of an option (other than an incentive stock option) without payment of consideration to designated family members and certain other entities specified in the Equity Incentive Plan. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment. A request to assign an option may be made only by delivery to Humboldt of a written stock option assignment request.

         Termination of Employment. If a participant's employment is terminated, vested incentive stock options may be exercised at any time within three months after the date of such termination, but in no event after the termination of the option as specified in the award agreement. If an employee continues service to Humboldt after termination of employment, the employee need not exercise the option within three months of termination of employment, but may exercise within three months of termination of his or her continuing service as a consultant, advisor, or work performed in a similar capacity, but if the options held are incentive stock options and employee exercises after three months of termination of employment, the options will not be treated as incentive stock options.

         Retirement, Death or Permanent Disability. If a participant in the Equity Incentive Plan ceases to be an employee of Humboldt due to retirement, the participant may exercise the option within the maximum term of the option as it existed on the date of retirement. If the participant does not exercise within three months of retirement, no option shall qualify as an incentive stock option if it was otherwise so qualified. If a participant becomes permanently and totally disabled or dies while employed by Humboldt or its subsidiary, or within three months after termination of employment, vested options may be exercised by the participant, the participant's personal representative, or by the person to whom the option is transferred by will or the laws of descent and distribution, at any time within twelve months after the disability or death, but in no event after the expiration of the option as set forth in the award agreement.

         Current or Former Directors. Current or former directors may exercise vested options at any time during the maximum term of the option. Upon permanent and total disability of a current or former director or his or her spouse who holds a community property interest or joint tenancy interest in the option, the individual or his or her representative shall be entitled to exercise vested options held at such time at any time during the maximum term of the option. Upon the death of a former director or the death of an interested spouse, the estate of, or administrator to, the deceased individual shall be entitled to exercise vested options held at such time at any time during the maximum term of the option. In no event may an option be exercised after the expiration of its term.

         Suspension or Termination of Options. If the administrator reasonably believes that a participant has committed an act of misconduct, the administrator may suspend the participant's right to exercise any option pending a final determination by the administrator. If the administrator determines a participant has committed an act of embezzlement, fraud, dishonesty, nonpayment of an obligation owed to Humboldt, breach of fiduciary duty or deliberate disregard of Humboldt's rules, or if a participant makes an unauthorized disclosure of any Humboldt trade secret or confidential information, engages in any conduct constituting unfair competition, induces any of Humboldt's customers or contracting parties to breach a contract with Humboldt, or induces any principal for whom Humboldt acts as an agent to terminate such agency relationship, neither the participant nor his or her estate shall be entitled to exercise any option whatsoever. In making such determination, the administrator shall act fairly and in good faith and shall give the participant an opportunity to appear and present evidence on the participant's behalf at a hearing before the administrator. The determination of the administrator shall be final and conclusive unless overruled by the board.

         Restricted Stock Awards. The administrator shall determine all terms and conditions of the restricted stock award subject to the following. The offer of an award of restricted stock shall be accepted by the participant's execution and delivery of the award agreement and full payment for the shares to Humboldt within thirty days from the date the award agreement is delivered to the person. The purchase price will be at least eighty-five percent of the fair market value of the shares on the date the restricted stock award is granted. Upon the grant of restricted shares, a stock certificate representing the number of shares granted shall be registered in the participant's name and shall be held in custody by Humboldt or a bank selected by the administrator for the participant's account. Following such registration, the participant shall have the rights and privileges of a shareholder as to such restricted stock. All shares of restricted stock that have not vested shall be forfeited without further obligation on the part of Humboldt unless the participant remains an employee of Humboldt or its subsidiary. If the participant paid any amount for the forfeited shares, Humboldt shall pay the participant the lesser of the fair market value of the shares on the date they are forfeited or the amount paid by the participant. Unless the administrator provides otherwise, no grant of restricted shares may be assigned, encumbered, or transferred except in the event of death, or by will or the laws of descent and distribution.

         Stock Bonuses. A stock bonus may be awarded pursuant to an award agreement and will comply with the terms of the Equity Incentive Plan. The administrator shall determine the number shares to be awarded to each participant and whether such shares will be restricted stock. If the stock bonus is being earned upon the satisfaction of a performance goal, the administrator shall determine the proper award. The administrator may adjust the performance goals applicable to the stock bonuses to account for changed circumstances as the administrator deems necessary. The earned portion of a stock bonus may be paid currently or on a deferred basis. Payment may be in cash, whole shares, including restricted stock, or a combination thereof, either in a lump sum payment or in installments as the administrator determines.

         Stock Appreciation Rights. A stock appreciation right (SAR) may be awarded pursuant to an award agreement and shall be based upon such factors as the administrator may determine. The administrator will determine the time period during which a SAR may be exercised, but such period may not commence until six months after the date of grant. The maximum number of shares subject to SAR's which can be granted under the Equity Incentive Plan during any calendar year to any individual is 100,000 shares. Exercise of the right shall be by written notice and entitles the participant to receive a number of shares, cash, or a combination thereof. The number of shares which may be issued upon exercise of the SARs shall be determined by dividing the number of shares as to which the SAR is exercised multiplied by the amount by which the fair market value of the shares on the exercise date exceeds the fair market value of the shares on the date of grant of the SAR, by the fair market value of the shares on the exercise date, however, the administrator may, in its sole discretion, pay cash in lieu of shares. No SAR may be transferred other than by will or the laws of descent and distribution, and during the lifetime of the participant, only to individuals and entities as specified in the Equity Incentive Plan. Assignment shall be by written request, and the terms applicable to assigned SAR's remain the same as those in effect for the award immediately before the assignment.

         Securities Laws. No award shall be effective unless made in compliance with all federal and state securities laws, rules and regulations, and in compliance with any rules on any exchange on which shares are quoted.

         Other Provisions. The award agreements may contain such other terms, provisions and conditions not inconsistent with the Equity Incentive Plan as may be determined by the board or the administrator.

U.S. Federal Tax Aspects

         Options granted under the Equity Incentive Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-qualified options which are not intended to meet such requirements. The United States federal income tax treatment for the two types of options generally differs as follows:

         Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For federal tax purposes, dispositions are divided into two categories: (i) qualifying; and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

         However, at the time of exercise, the amount by which the price actually paid by an optionee for an incentive stock option is exceeded by the option's fair market value is included in the optionee's calculation of their alternative minimum taxable income and could in part cause optionee to be subject to the alternative minimum tax.

         Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over
(ii) the exercise price paid for those shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of the shares on the exercise date over (ii) the exercise price paid for those shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be taxable as a capital gain or loss.

         If the optionee makes a disqualifying disposition of the purchased shares, then Humboldt will be entitled to an income tax deduction for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will Humboldt be allowed a deduction with respect to the optionee's disposition of the purchased shares.

         Non-Qualified Options. No taxable income is recognized by an optionee upon the grant of a non-qualified option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

         If the shares acquired upon exercise of the non-qualified option are unvested and subject to repurchase by Humboldt in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when Humboldt's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over (ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

         Humboldt will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-qualified option. The deduction will in general be allowed for the taxable year of Humboldt in which such ordinary income is recognized by the optionee.

         Restricted Stock Awards. The employee receives no taxable income upon the receipt of a restricted stock award. The employee is taxed at the time the restrictions lapse, with the amount of such tax being based on the fair market value of the shares of the stock at such time. As an alternative, the Internal Revenue Service allows employees, at their option, to make an election to include the value of the restricted stock award in income in the year in which the shares are allocated to the employee. In the event an employee makes such an election, a Section 83(b) election must be filed within 30 days of the shares being allocated to them. Under Section 83(b) an electing employee will realize ordinary income, at the time of the election, equal to the fair market value of the shares of stock on the date of receipt. As a result, when the shares of restricted stock vest, there is no additional taxable income. When the shares are subsequently sold, any gain or loss, based on the amount previously reported as income, will be a capital gain or loss. If an employee who has made a Section 83(b) election subsequently forfeits the shares, the employee will not be entitled to any deductions, however, he may be entitled to realize a loss. Humboldt recognizes a deduction for income tax purposes at the time the employee recognizes income.

         Stock Bonus Award. The issuance of the stock in accordance with the awards will constitute ordinary income to the recipient in the amount of the fair market value of the stock. If the shares are subject to a substantial risk of forfeiture, recognition of ordinary income will not occur until the risk of forfeiture is removed or expires. The recipient may make a section 83(b) election and accelerate the recognition of income to the year received rather than the year the risk of forfeiture is removed or expires. Humboldt Bancorp will receive a deduction for the same amount recognized by the individual in the year such income is recognized by the individual.

         Stock Appreciation Rights. The grant of a SAR is not expected to result in any taxable income for the recipient. Upon exercising a SAR, the amount of any cash received and the fair market value on the exercise date of any shares of common stock received are taxable to the recipient as ordinary income and deductible by Humboldt.

         Withholding Taxes. Humboldt is entitled to take appropriate measures to withhold from the shares of common stock, or to otherwise obtain from the recipients, sufficient sums in cash, check or shares of stock as the administrator deems necessary to satisfy any applicable federal, state and local withholding taxes, including FICA taxes, before the delivery of the common stock to the recipient.

         Accounting Treatment. In general, option grants with an exercise price per share equal to one hundred percent (100%) of the fair market value of the shares at the time of grant will not result in any direct charge to the Company's earnings. However, the fair value of those options must be disclosed in the notes to the Company's financial statements, in the form of pro forma statements, indicating the impact those options would have upon the Company's reported earnings if the value of those options, at the time of grant, were treated as compensation expense. In addition, the number of outstanding options may be a factor in determining the Company's earnings per share on a diluted basis.

         On March 31, 2000, the Financial Accounting Standards Board issued Interpretation No. 44, a clarification of APB Opinion 25, "Accounting for Stock Issued to Employees." Under the interpretation, option grants made to non-employee consultants (but not non-employee Board members) will result in a direct charge to the Company's reported earnings based upon the fair value of the option measured initially as of the grant date and then subsequently on the vesting date of each installment of the underlying option shares (if vesting applies). Such charge will accordingly include the appreciation in the value of the option shares over the period between the grant date of the option and the vesting date of each installment of the option shares (if vesting applies).

The Board of Directors of Humboldt Unanimously Recommends that You Vote For Proposal 3

         The affirmative vote by the holders of a majority of the common stock represented and voting at the Annual Meeting is necessary to approve the adoption of the 2001 Humboldt Bancorp and Subsidiaries Equity Incentive Plan

Proposal 4: Adoption of Certain Amendments to the Humboldt Stock Option Plan

         Humboldt has a stock option plan under which incentive and non-statutory stock options may be granted. Options representing 456,255 shares of Humboldt's common stock may be granted under the stock option plan by the board of directors to directors, officers and key, full-time employees, with an exercise price not less than the fair market value of the shares on the date of grant. In addition, options outstanding that were granted by Humboldt Bank were assumed by Humboldt in connection with its reorganization as a bank holding company in 1996. As of March 31, 2001, there were outstanding options to purchase 1,441,801 shares of common stock under the stock option plan.

         Humboldt wishes to amend the stock option plan to provide features and provisions that will be consistent with those contained in the Equity Incentive Plan. The board is proposing to amend the stock option plan to (1) provide that in the event of the death of either a former or current director, either the director's estate or the beneficiaries of the director's estate be entitled to exercise the option for the full term of the option; (2) allow the transferability of a nonstatutory stock option under will or the laws of descent and distribution upon the death of the optionee or optionee's spouse; (3) allow for the exercise of options through the surrender of common stock; and (4) allow the payment of withholding taxes with shares of common stock.

Descriptions of Amendments

         Amendment No. 1. The stock option plan currently provides for different treatment of director options upon the death of a former director versus the death of a current director. The stock option plan provides that a director who resigned or retired is entitled to exercise his or her options during their full term, and if such director subsequently dies, the estate of a former director is entitled to exercise the options during their full term. The stock option plan provides that if a current director dies, the estate must exercise the option within twelve months of the director's death.

         An amendment to the stock option plan has been approved by the board which proposes to eliminate this disparate treatment by providing that in the event of the death of either a former or current director, either the director's estate or the beneficiaries of the director's estate be entitled to exercise the option for the full term of the option. This amendment eliminates the twelve-month provision applicable to the exercise of an option of a current director who dies and provides for fair and equal treatment among all director option holders. In the event of a current or former director's death, the estate or beneficiaries of the estate of the director will now be able to exercise any outstanding options at any point during the original term of the option.

         Amendment No. 2. An amendment to the stock option plan has also been approved by the board of directors regarding testamentary transfers of nonstatutory stock options. As currently written, the stock option plan provides that a deceased director's option is transferable only by will or the laws of descent and distribution and is exercisable during the optionee's lifetime only by the optionee. This provision creates a limitation on the transferability of a deceased spouse's interest, if any, in nonstatutory stock options granted to a director.

         The amendment clarifies the provision relating to the transferability of a nonstatutory stock option granted to a director upon the death of the director or the director's spouse. The amendment provides that nonstatutory stock options granted to a director are transferable under will or the laws of descent and distribution upon the death of the optionee or the optionee's spouse to the extent of his or her interest, if any, in the option.

         Amendment No. 3. The board has also approved an amendment to the stock option plan to permit for the exercise of options by payment of previously owned shares of Humboldt or through a "same day sale" or "margin" commitment with an NASD dealer, and to make withholding tax obligations with shares of Humboldt. The administrator of the stock option plan has discretion to approve or disapprove of the exercise of options in this manner.

         Specifically, the amendment to the stock option plan will provide for payment of shares in several additional methods. Payment for the exercise of stock options has always been able to be made in cash or by check, but may now additionally be exercised by surrender of shares of common stock of Humboldt that have either been owned by the optionee and the transaction is either a "same day sale" or a "margin" commitment.

         In a "same day sale" commitment, the optionee and a broker-dealer that is a member of the NASD dealer make several commitments. The optionee irrevocably elects to exercise the option and to sell a portion of the shares so purchased to pay for the exercise price, and the NASD dealer irrevocably commits upon receipt of such shares to forward the exercise price directly to Humboldt. In a "margin" commitment transaction between the optionee, Humboldt, and the NASD dealer, the optionee irrevocably elects to exercise the option and to pledge the shares so purchased to the NASD dealer in a margin account as security for a loan from the NASD dealer in the amount of the exercise price. The NASD dealer then irrevocably commits upon receipt of such shares to forward the exercise price directly to Humboldt. This provision provides greater flexibility for exercising options and acts as a further incentive to motivate and keep key employees of Humboldt.

         Amendment No. 4. Finally, the board has also approved an amendment to the stock option plan to allow for the payment of withholding taxes with shares of Humboldt common stock where expressly approved by the administrator and where permitted by law. The stock option plan currently provides for the payment of withholding taxes by cash or check only. Under the new amendment approved by the board, the administrator of the stock option plan may permit an optionee to satisfy his or her obligation to pay any withholding tax with shares of Humboldt's common stock up to an amount not greater than Humboldt's minimum statutory withholding rate for federal and state tax purposes. The shares of Humboldt common stock applied toward payment of withholding taxes must be valued at their fair market value as of the date of measurement of the amount of income subject to withholding.

The Board of Directors of Humboldt Unanimously Recommends that You Vote For Proposal 4

         Approval of the amendments to Humboldt's stock option plan will require the affirmative vote of the holders of a majority of Humboldt's common stock voting in person or by proxy at the annual meeting. In the event proposal 4 is approved, all of the amendments will be adopted.

Shareholder Proposals

         Under certain circumstances, shareholders are entitled to present proposals at shareholders' meetings, provided that the proposal is submitted in a timely manner and in a form that complies with applicable regulations. For any such shareholder proposal to be included in the proxy statement to be prepared for next year's annual meeting, the shareholder must submit the proposal prior to December 14, 2001.

Other Matters

         Management does not know of any matters to be presented at the Annual Meeting other than those set forth above. However, if other matters come before the Annual Meeting, it is the intention of the persons named in the accompanying Proxy to vote the shares represented by the Proxy in accordance with the judgment of the person or persons authorized to vote the Proxy, and discretionary authority to do so is included in the Proxy.

         The Annual Report to Shareholders for the fiscal year ended December 31, 2000, including Humboldt's annual report on Form 10-K, is being mailed concurrently with this Proxy Statement to all shareholders of record as of March 31, 2001.

     ADDITIONAL COPIES OF HUMBOLDT'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000, WILL BE PROVIDED TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO: CHIEF FINANCIAL OFFICER, HUMBOLDT BANCORP, P. O. BOX 1007, EUREKA, CALIFORNIA 95502-1007.

                                           HUMBOLDT BANCORP

                                       /s/ PATRICK J. RUSNAK
                                           -------------------------------------
                                           Patrick J. Rusnak
                                           Senior Vice President
                                           Chief Financial Officer and Secretary
Dated:   April 13, 2001

                                    EXHIBIT A

                                HUMBOLDT BANCORP
                             AUDIT COMMITTEE CHARTER


         Humboldt Bancorp ("Company"), as part of its continuous improvement efforts, and consistent with its requirements to comply with the Securities and Exchange Commission regulations, desires to strengthen its broad oversight of accounting and reporting functions through this Charter setting forth the duties and authority of the Company Audit Committee.

         The Audit Committee shall be comprised of at least three independent directors and which shall meet the requirements of the audit committee policy of the National Association of Securities Dealers. Accordingly, all of the members will be directors who are independent of management and the Company, and shall be free from any relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibility as an Audit Committee member. All Audit Committee members will be financially literate, by experience or otherwise, and at least one member will have accounting or related financial management expertise.

         The primary functions of the Audit Committee are to: (i) recommend to the Board of Directors the selection of the Company's Independent Public Accountants; (ii) assist the Board in fulfilling its oversight responsibilities by reviewing the financial information to be provided to the Company's shareholders and others; (iii) review the services provided by the Company's Independent Public Accountants and its internal audit department, and review the results of all audits; and (iv) evaluate the Company's accounting policies and its system of internal accounting controls.

I.       GENERAL RESPONSIBILITIES.

     1.  The  Audit   Committee  shall  endeavor  to  provide  open  avenues  of communication between and among the Company's principal financial officer, its Independent Public Accountant, and the Board of Directors.

     2. The Audit Committee shall report its actions to the full Board of Directors and shall make appropriate recommendations.

     3. The Audit Committee shall have the power to conduct or authorize investigations into matters within the Audit Committee's scope of responsibilities. The Audit Committee shall be authorized to retain independent counsel, accountants, or others it needs to assist in an investigation.

     4. The Audit Committee shall meet on a regularly scheduled basis. The Audit Committee Chairman shall have the power to call a Committee meeting whenever he or she deems necessary. An Audit Committee member should not vote on any matter in which he or she is not independent. The Audit Committee may ask members of Management or others to attend any Audit Committee meeting and is authorized to receive all pertinent information from Management.

     5. The Audit Committee shall do whatever else the law, the Company's Articles or Bylaws, or the Board of Directors, may require.

     6. The Audit Committee shall review and concur with management's appoint, termination or replacement of the principal financial officer.

II.  RESPONSIBILITIES FOR ENGAGING INDEPENDENT PUBLIC ACCOUNTANTS.

     1. The Audit Committee shall select the Independent Public Accountants for Company audits. The Audit Committee's selection shall be subject to approval by the full Board of Directors. The Audit Committee shall also review and set any fees paid to the Independent Public Accountants and review and approve dismissal of the Independent Public Accountants.

     2. The Audit Committee shall confirm and assure the independence of the Independent Public Accountant, including a review of consulting services provided by the Independent Public Accountant and the fees paid for them.

     3. The Audit Committee shall consider, in consultation with the Independent Public Accountant, the audit scope and procedural plans made by the principal financial officer and the Independent Public Accountant.

     4. If either Management and/or the principal financial officer, thinks there might be a need to engage additional auditors, the Audit Committee shall listen and decide whether to engage an additional auditing firm and, if so, which one.

III. RESPONSIBILITIES FOR REVIEWING THE ANNUAL EXTERNAL AUDIT, AND THE REVIEW OF QUARTERLY AND ANNUAL FINANCIAL STATEMENTS.

     1. The Audit Committee shall ascertain that the Independent Public Accountant views the Board of Directors as its client, that the Independent Public Accountant shall be available to the full Board of Directors at least annually, and that the Independent Public Accountant shall provide the Audit Committee with a timely analysis of significant financial reporting issues.

     2. The Audit Committee shall ask Management, the principal financial officer, and the Independent Public Accountant about significant risks and exposures and shall assess Management's steps to minimize them.

     3. The Audit Committee shall review the following with the Independent Public Accountant and the principal financial officer:

     a.   The   adequacy  of  the   Company's   internal   controls,   including
          computerized information system controls and security; and

     b. Any significant findings and recommendations made by the Independent Public Accountant or internal auditing, together with Management's responses to them.

     4. Shortly after the annual  examination is completed,  the Audit Committee
shall  review  the  following  with  Management  and  the   Independent   Public
Accountant:

     a.   The Company's annual financial statements and related footnotes;

     b. The Independent Public Accountant's audit of and report on the financial statements;

     c. The Independent Public Accountant's qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosures and how aggressive (or conservative) are the accounting principles and underlying estimates;

     d. Any serious difficulties or disputes with Management encountered during the course of the audit; and

     e. Anything else about the audit procedures or findings that GAAP requires the auditors to discuss with the Audit Committee.

     5. The Audit Committee shall consider and review with Management and the principal financial officer:

     a. Any significant findings during the year and Management's responses to them;

     b. Any difficulties the principal financial officer encountered while conducting any audit, including any restrictions on the scope of its work or access to required information;

     c. Any changes to the planned scope of Management's internal audit plan that the Audit Committee thinks advisable; and

     d.   The principal financial officer's budget and staffing.

     6. The Audit Committee shall review the Company's annual filings with the Securities and Exchange Commission (the "Commission") and other published documents containing the Company's financial statements and shall consider whether the information in the filings is consistent with the information in the financial statements.

     7. The Audit Committee shall review the interim financial reports with Management, the Independent Public Accountant, and the principal financial officer before those interim reports are released to the public or filed with the Commission or other regulators.

     8. The Audit Committee shall prepare a letter for inclusion in the
annual   report  that   describes   the  Audit   Committee's   composition   and
responsibilities and how the responsibilities were fulfilled.

IV.  PERIODIC RESPONSIBILITIES.

     1. The Audit Committee shall review and update as necessary the Audit Committee's Charter.

     2. The Audit Committee shall review policies and procedures covering Officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of those areas by the principal financial officer or the Independent Public Accountant.

     3. The Audit Committee shall review, with the principal financial officer and the Independent Public Accountant, the results of their examination of compliance with the Company's policies.

     4. The Audit Committee shall review legal and regulatory matters that may have a material effect on the Company's financial statements, compliance policies and programs, and reports from regulators.

     5. The Audit Committee shall meet with the principal financial officer, the Independent Public Accountant, and Management in separate executive sessions to discuss any matters the Committee or these groups believe should be discussed privately with the Audit Committee.

                                    EXHIBIT B

                         HUMBOLDT BANCORP & SUBSIDIARIES
                           2001 EQUITY INCENTIVE PLAN


1. Purpose. The purpose of this Plan is to provide incentives to attract, retain and motivate Eligible Persons whose present and potential contributions are important to the success of Bancorp, or a Subsidiary of Bancorp, by offering them an opportunity to participate in Bancorp's future performance through awards of Options, Restricted Stock, Stock Appreciation Rights, and Stock Bonuses. This Plan is not intended to replace any current plan of, or awards issued by, Bancorp, nor shall it limit the ability of Bancorp to create additional or new plans, or to issue additional or new awards. Capitalized terms not defined in the text are defined in Section 26.

2. Adoption and Shareholder Approval. This Plan shall be approved by the shareholders of Bancorp, consistent with applicable laws, after the date this Plan is adopted by the Board. No Award shall be granted after termination of this Plan but all Awards granted prior to termination shall remain in effect in accordance with their terms. The Effective Date of this Plan will coincide with the shareholders approval. So long as Bancorp is subject to Section 16(b) of the Exchange Act, Bancorp will comply with the requirements of Rule 16b-3 (or its successor), as amended.

3. Term of Plan. Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board.

4. Shares Subject To This Plan.

     4.1 Number of Shares Available. Subject to Section 4.2, the total number of Shares reserved and available for grant and issuance pursuant to this Plan will be two hundred fifty thousand (250,000) Shares, provided however, that if the number of issued and outstanding shares of Bancorp is increased after the Effective Date, the maximum number of Shares for which Awards may be granted under the Plan shall be increased such that the ratio of the number of Shares available for grant under the Plan to the number of outstanding shares of Bancorp remains the same as the ratio of the Shares available for grant under the Plan to the number of outstanding shares of Bancorp that existed on the Effective Date; provided further, that the maximum number of Shares available for grant as Incentive Stock Options under the Plan shall equal two hundred thousand (200,000) Shares. Outstanding shares of Bancorp, shall for the purposes of such calculation, include the number of shares of Stock into which other securities or instruments issued by Bancorp are currently convertible (e.g., convertible preferred stock, convertible debentures, or warrants for common stock, but not outstanding Options to acquire Stock).

     a. Subject to Sections 4.2, Shares that are subject:

               i. to issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option;

               ii.  to an Award granted hereunder but are forfeited; or

               iii. to an Award that otherwise  terminates  without Shares being issued,

will again be available for grant and issuance in connection with future Awards under this Plan. However, in the event that prior to the Award's forfeiture, termination, expiration or lapse, the holder of the Award at any time received one or more elements of "beneficial ownership" pursuant to such Award (as defined by the SEC, pursuant to any rule or interpretations promulgated under
Section 16 of the Exchange Act), the Shares subject to such Award shall not again be made available for re-grant under the Plan.

     b. At all times, Bancorp shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Awards granted under this Plan. The Shares to be issued hereunder upon exercise of an Award shall consist of authorized and unissued Shares. The following rules shall apply for purposes of the determination of the number of Shares available for grant under the Plan:

               i. The grant of an Option, SAR, Stock Bonus Award, or Restricted Stock Award shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.

               ii. While an Option, SAR, Stock Bonus Award, or Restricted Stock Award is outstanding, it shall be counted against the authorized pool of Shares regardless of its vested status.

     4.2 Adjustments. Should any change be made to the Stock of Bancorp by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without Bancorp's receipt of consideration, the Administrator shall make appropriate adjustments to (i) the maximum number and/or class of securities issuable under the Plan and (ii) the number and/or class of securities and the exercise price per Share in effect under each outstanding Option in order to prevent the dilution or enlargement of benefits thereunder; provided however, that the number of Shares subject to any Award shall always be a whole number and the Administrator shall make such adjustments as are necessary to insure Awards of whole Shares.

5. Administration of this Plan.

     5.1 Authority. Authority to control and manage the operation and administration of this Plan shall be vested in the Board, which may delegate such responsibilities in whole or in part to a committee or a subcommittee consisting of two (2) or more members of the Board, all of whom are Outside Directors and who satisfy the requirements under the Exchange Act for administering this Plan (the "Committee"). Members of the Committee may be appointed from time to time by, and shall serve at the pleasure of, the Board. The Board at any time may abolish the Committee and reinvest in the Board the administration of this Plan. As used herein, the term "Administrator" means the Board or, with respect to any matter as to which responsibility has been delegated to the Committee, the term Administrator shall mean the Committee.

     5.2. Interpretation. Subject to the express provisions of this Plan, the Administrator shall have the authority to construe and interpret this Plan and any agreements defining the rights and obligations of Bancorp and Participants under this Plan; to select Participants; determine the form and terms of Awards; determine the number of Shares or other consideration subject to Awards; determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of Bancorp; to further define the terms used in this Plan; to correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award Agreement; to provide for rights of refusal and/or repurchase rights; to amend outstanding Award Agreements to provide for, among other things, any change or modification which the
Administrator could have provided for upon the grant of an Award or in furtherance of the powers provided for herein; to prescribe, amend and rescind rules and regulations relating to the administration of this Plan; to determine the duration and purposes of leaves of absence which may be granted to Participants without constituting a termination of their employment for purposes of this Plan; to accelerate the vesting of any Award; and to make all other determinations necessary or advisable for the administration of this Plan.

         Any decision or action of the Administrator in connection with this Plan or Awards granted or Shares purchased under this Plan shall be final and binding. The Administrator shall not be liable for any decision, action or omission respecting this Plan, or any Awards granted or Shares sold under this Plan.

         5.3 Limitation on Liability. To the extent permitted by applicable law in effect from time to time, no member of the Committee or the Board of Directors shall be liable for any action or omission of any other member of the Committee or the Board of Directors nor for any act or omission on the member's own part, excepting only the member's own willful misconduct or gross negligence, arising out of or related to this Plan. Bancorp shall pay expenses incurred by, and satisfy a judgment or fine rendered or levied against, a present or former director or member of the Committee or Board in any action against such person (whether or not Bancorp is joined as a party defendant) to impose liability or a penalty on such person for an act alleged to have been committed by such person while a director or member of the Committee or Board arising with respect to this Plan or administration thereof or out of membership on the Committee or Board or by Bancorp, or all or any combination of the preceding; provided however, the director or Committee member was acting in good faith, within what such director or Committee member reasonably believed to have been within the scope of his or her employment or authority and for a purpose which he or she reasonably believed to be in the best interests of Bancorp or its shareholders. Payments authorized hereunder include amounts paid and expenses incurred in settling any such action or threatened action. The provisions of this section shall apply to the estate, executor, administrator, heirs, legatees or devisees of a director or Committee member, and the term "person" as used on this section shall include the estate, executor, administrator, heirs, legatees, or devisees of such person.

6.       Grant of Options; Terms and Conditions of Grant.

         6.1. Grant of Options. One or more Options may be granted to any Eligible Person. Subject to the express provisions of this Plan, the Administrator shall determine from the Eligible Persons those individuals to whom Options under this Plan may be granted. An Option may be granted with or without a Tandem Right. Each Option granted under this Plan will be evidenced by an Award Agreement, which will expressly identify the Option as an Incentive Stock Option or a Non-qualified Stock Option.

         Further, subject to the express provisions of this Plan, the Administrator shall specify the Grant Date, the number of Shares covered by the Option, the exercise price and the terms and conditions for exercise of the Options. If the Administrator fails to specify the Grant Date, the Grant Date shall be the date of the action taken by the Administrator to grant the Option. As soon as practicable after the Grant Date, Bancorp will provide the Participant with a written Award Agreement in the form approved by the Administrator, which sets out the Grant Date, the number of Shares covered by the Option, the exercise price and the terms and conditions for exercise of the Option. If the Option is granted in connection with a Tandem Right, the Award Agreement shall also specify the terms that apply to the exercise of the Option and Tandem Right. The maximum number of Shares subject to Options, which can be granted under the Plan during any calendar year to any individual, is 100,000 shares.

         The Administrator may, in its absolute discretion, grant Options under this Plan at any time and from time to time before the expiration of this Plan.

     6.2. General Terms and Conditions. Except as otherwise provided herein, the Options shall be subject to the following terms and conditions and such other terms and conditions not inconsistent with this Plan as the Administrator may impose:

          a. Exercise of Option. The Administrator may determine in its discretion whether any Option shall be subject to vesting and the terms and conditions of any such vesting. The Award Agreement shall contain any such vesting schedule.

          b. Option Term. Each Option and all rights or obligations thereunder shall expire on such date as shall be determined by the Administrator, but not later than 10 years after the grant of the Option (5 years in the case of an Incentive Stock Option when the Optionee owns more than 10% of the total combined voting power of all classes of stock of Bancorp ("Ten Percent Shareholder")), and shall be subject to earlier termination as hereinafter provided.

          c. Exercise Price. The Exercise Price of any Option shall be one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant, provided, that the Exercise Price of any Incentive Stock Option granted to a Ten Percent Shareholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased shall be made in accordance with Section 10 of this Plan. The Administrator is authorized to issue Options, whether Incentive Stock Options or Non-qualified Stock Options, at an Option price in excess of the Fair Market Value on the date the Option is granted (the so-called "Premium Price" Option) to encourage superior performance.

          d. Method of Exercise. Options may be exercised only by delivery to Bancorp of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Administrator (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding the Participant's investment intent and access to information and other matters, if any, as may be required or desirable by Bancorp to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased. The exercise or partial exercise of either an Option or its Tandem Right shall result in the termination of the other to the extent of the number of Shares with respect to which the Option or Tandem Right is exercised.

          e. Transferability of Options. Except as otherwise provided below for Non-qualified Stock Options, no Option shall be transferable other than by will or by the laws of descent and distribution and during the lifetime of a Participant, only the Participant, his guardian or legal representative may exercise an Option. A Participant may designate a beneficiary to exercise his or her Options after the Participant's death. At its discretion, the Administrator may provide for transfer of an Option (other than an Incentive Stock Option), without payment of consideration, to the following family members of the Participant, including adoptive relationships: a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, niece, nephew, former spouse (whether by gift or pursuant to a domestic relations order), any person sharing the employee's household (other than a tenant or employee), a family-controlled partnership, corporation, limited liability company and trust, or a foundation in which family members heretofore described control the management of assets. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Administrator may deem appropriate. A request to assign an Option may be made only by delivery to Bancorp of a written stock option assignment request (the "Assignment Request") in a form approved by the Administrator, stating the number of Options and Shares underlying Options requested for assignment, that no consideration is being paid for the assignment, identifying the proposed transferee, and containing such other representations and agreements regarding the Participant's investment intent and access to information and other matters, if any, as may be required or desirable by Bancorp to comply with applicable securities laws.

     f.   Exercise After Certain Events.

          i.   Termination of Employment

               (1)  Incentive Stock Options.

                    (a) Termination of All Services. If for any reason other than Retirement (as defined below), permanent and total disability (as defined below) or death, a Participant Terminates employment with Bancorp or a Subsidiary (including employment as an Officer of Bancorp or a Subsidiary), vested Incentive Stock Options held at the date of such termination (to the extent then exercisable) may be exercised, in whole or in part, at any time within three (3) months after the date of such Termination or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Incentive Stock Option as set forth in the Award Agreement, and
               (ii) ten (10) years from the Grant Date (five (5) years for a Ten Percent Shareholder).

                    (b) Continuation of Services as Consultant/Advisor. If a Participant granted an Incentive Stock Option Terminates employment but continues as a consultant, advisor or in a similar capacity to Bancorp or a Subsidiary, Participant need not exercise the Incentive Stock Option within three (3) months of Termination but shall be entitled to exercise within three (3) months of Termination of services to Bancorp or the Subsidiary (twelve (12) months in the event of permanent and total disability or death) or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date). However, if Participant does not exercise within three (3) months of Termination of employment, the Option will not qualify as an Incentive Stock Option.

               (2) Non-Qualified Stock Options.

               (a) Termination of All Services. If for any reason other than Retirement (as defined below), permanent and total disability (as defined below) or death, a Participant Terminates employment with Bancorp or a Subsidiary (including employment as an Officer of Bancorp or a Subsidiary), vested Non-qualified Stock Options held at the date of such Termination (to the extent then exercisable) may be exercised, in whole or in part, at any time within three (3) months of the date of such Termination or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten
          (10) years from the Grant Date).

               (b) Continuation of Services as Consultant/Advisor. If a Participant granted a Non-qualified Stock Option Terminates employment but continues as a consultant, advisor or in a similar capacity to Bancorp or a Subsidiary, Participant need not exercise the Option within three (3) months of Termination but shall be entitled to exercise within three (3) months of termination of services to Bancorp or the Subsidiary (twelve (12) months in the event of permanent and total disability or death) or such lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and
          (ii) ten (10) years from the Grant Date).

          ii. Retirement. If a Participant granted an Option ceases to be an employee of Bancorp or a Subsidiary (including as an Officer of Bancorp or a Subsidiary) as a result of Retirement, Participant need not exercise the Option within three (3) months of Termination of employment but shall be entitled to exercise the Option within the maximum term of the Option to the extent the Option was otherwise exercisable at the date of Retirement. However, if Participant does not exercise within three (3) months of Termination of employment, the Option will not qualify as an Incentive Stock Option if it otherwise so qualified. The term "Retirement" as used herein means such Termination of employment as shall entitle the Participant to early or normal retirement benefits under any then existing pension or salary continuation plans of Bancorp or Subsidiary excluding 401(k) participants (except as otherwise covered under other pension or salary continuation plans).

          iii. Permanent Disability and Death of Employee. If a Participant becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code), or dies, while employed by Bancorp or a Subsidiary (including as an Officer of Bancorp or a Subsidiary), or within the three
     (3) months after Termination of employment, vested Options, whether Incentive Stock Options or Non-qualified Options, then held (to the extent then exercisable) may be exercised by the Participant, the Participant's personal representative, or by the person to whom the Option is transferred by will or the laws of descent and distribution or otherwise, in whole or in part, at any time within twelve (12) months after the disability or death or any lesser period specified in the Award Agreement (but in no event after the earlier of (i) the expiration date of the Option as set forth in the Award Agreement, and (ii) ten (10) years from the Grant Date (five (5) years for a Ten Percent Shareholder if the Option is an ISO).

          iv. Current or Former Directors.

               a. Current or former directors shall be entitled to exercise vested Options (to the extent then exercisable), in whole or in part, at any time during the maximum term of the Option (but in no event after ten (10) years from the Grant Date).

               b. Upon permanent and total disability of a former or current director or the permanent and total disability of the spouse of a former or current director who holds a community property or joint tenancy interest in the Option ("interested spouse"), the disabled former or current director or disabled interested spouse or the representative (including conservators or trustees) of the disabled former or current director or disabled interested spouse, shall be entitled to exercise vested Options held at such time (to the extent then exercisable), in whole or in part, at any time during the maximum term of the Option (but in no event after ten (10) years from the Grant Date).

               c. Upon the death of a former or current director or the death of an interested spouse, the estate of, or executors or administrators to, the deceased former or current director or deceased interested spouse, or the successor trustee(s) (if the Options are so held in trust) of the deceased former or current director or deceased interested spouse, shall be entitled to exercise vested Options held at such time (to the extent then exercisable), in whole or in part, at any time during the maximum term of the Option (but in no event after ten (10) years from the Grant Date).

          g. Suspension and Cancellation of Options.

          (1) In the event the Administrator reasonably believes a Participant has committed an act of misconduct including, but limited to acts specified below, the Administrator may suspend the Participant's right to exercise any Option granted hereunder pending final determination by the Board. If a Participant is determined by the Board to have:

               i. committed an act of embezzlement, fraud, dishonesty, breach of fiduciary duty to Bancorp or a Subsidiary;

               ii. deliberately disregarded the rules of Bancorp or a Subsidiary which resulted in loss, damage or injury to Bancorp or a Subsidiary;

               iii. made any unauthorized disclosure of any trade secret or confidential information of Bancorp or a Subsidiary;

               iv. induced any client or customer of Bancorp or a Subsidiary to break any contract with Bancorp or a Subsidiary or induced any principal for whom Bancorp or a Subsidiary acts as agent to terminate such agency relations;

               v. engaged in any substantial conduct which constitutes unfair competition with Bancorp or a Subsidiary; or

               vi. been removed from any office of a Subsidiary by the Federal Reserve Board or any other bank regulatory agency,

neither the Participant nor his estate shall be entitled to exercise any Option hereunder. The determination of the Board shall be final and conclusive. In making its determination, the Board shall give the Participant an opportunity to appear and be heard at a hearing before the full Board and present evidence on the Participant's behalf. Without limiting the generality of the foregoing, the Agreement may provide that the Participant shall also pay to Bancorp any gain realized by the Participant from exercising all or any portion of the Options hereunder during a period beginning six (6) months prior to such suspension or cancellation.

          (2) The Administrator may provide in the Agreement that cancellation of the Option shall also apply if the Participant is determined by the Board to have:

               i. engaged in any commercial activity in competition with any part of the business of Bancorp or a Subsidiary;

               ii.  diverted or attempted to divert from Bancorp or a Subsidiary business of any kind, including, without limitation, interference with any business relationship with suppliers, customers, licensees, licensors or contractors;

               iii. made, or caused or attempted to cause any other person to make, any statement, either written or oral, or conveying any information about Bancorp or a Subsidiary which is disparaging or which in any way reflects negatively upon Bancorp or a Subsidiary;

               iv. engaged in any other activity that is inimical, contrary or harmful to the interests of Bancorp or a Subsidiary, including influencing or advising any person who is employed by or in the service of Bancorp or a Subsidiary to leave such employment or service to compete with Bancorp or a Subsidiary or to enter into the employment or service of any actual or prospective competitor of Bancorp or a Subsidiary, or to have influenced or advised any competitor of Bancorp or a Subsidiary to employ or to otherwise engage the services of any person who is employed by Bancorp or in the service of Bancorp, or improperly disclosed or otherwise misused any confidential information regarding Bancorp or a Subsidiary; or

               v. refused or failed to provide, upon the request of Bancorp or a Subsidiary, a certification, in a form satisfactory to Bancorp or a Subsidiary, that he or she is in full compliance with the terms and conditions of this Plan.

Should any provision to this Section 6.2(g) be held to be invalid or illegal, such illegality shall not invalidate the whole of this Section 6, but, rather, this Plan shall be construed as if it did not contain the illegal part or narrowed to permit its enforcement, and the rights and obligations of the parties shall be construed and enforced accordingly.

     6.3. Limitations on Grant of Incentive Stock Options.

          a. The aggregate Fair Market Value (determined as of the Grant Date) of the Stock for which Incentive Stock Options may first become exercisable by any Participant during any calendar year under this Plan, together with that of Shares subject to Incentive Stock Options first exercisable (other than as a result of acceleration pursuant to Section 21) by such Participant under any other plan of Bancorp or any Subsidiary, shall not exceed $100,000. For purposes of this Section 6.3 a., all Shares in excess of the $100,000 threshold shall be treated as Non-qualified Stock Options.

          b. There shall be imposed in the Award Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option qualify as an "incentive stock option" as that term is defined in Code Section 422.

          c. No Incentive Stock Option may be granted to any person who is not an employee of Bancorp or a Subsidiary of Bancorp.

7. Restricted Stock. A Restricted Stock Award is an offer by Bancorp to sell to an Eligible Person Shares that are subject to restrictions. The Administrator will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "Purchase Price"), the restrictions to which the Shares will be subject, the duration of the restrictions ("Restricted Period"), and all other terms and conditions of the Restricted Stock Award, subject to the following:

     7.1. Form of Restricted Stock Award. All purchases under a Restricted Stock Award made pursuant to this Plan will be evidenced by an Award that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Award Agreement and full payment for the Shares to Bancorp within thirty (30) days from the date the Award Agreement is delivered to the person. If such person does not execute and deliver the Award Agreement along with full payment for the Shares to Bancorp within thirty (30) days, then the offer will terminate, unless otherwise determined by the Administrator.

     7.2. Purchase Price. The Purchase Price of Shares sold pursuant to a Restricted Stock Award will be determined by the Administrator and will be at least eighty-five percent (85%) of the Fair Market Value of the Shares on the date the Restricted Stock Award is granted, and shall be made in accordance with
Section 10 of this Plan.

     7.3. Rights of Holder; Limitations Thereon. Upon a grant of Restricted Stock, a stock certificate (or certificates) representing the number of Shares of Restricted Stock granted to the Participant shall be registered in the Participant's name and shall be held in custody by Bancorp or a bank selected by the Administrator for the Participant's account. Following such registration, the Participant shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to receive dividends, if and when declared by the Board, and to vote such Restricted Stock, except that the right to receive cash dividends shall be the right to receive such dividends either in cash currently or by payment in Restricted Stock, as the Administrator shall determine, and except further that, the following restrictions shall apply:

          a. The Participant shall not be entitled to delivery of a certificate until the expiration or termination of the Restricted Period for the Shares represented by such certificate and the satisfaction of any and all other conditions prescribed by the Administrator;

          b. All of the Shares of Restricted Stock that have not vested shall be forfeited and all rights of the Participant to such Shares of Restricted Stock shall terminate without further obligation on the part of Bancorp, unless the Participant has remained an employee of (or a non-employee Director of, or active consultant providing services to) Bancorp or any of its Subsidiaries, until the expiration or termination of the Restricted Period and the satisfaction of any and all other conditions prescribed by the Administrator applicable to such Shares of Restricted Stock. Upon the forfeiture of any Shares of Restricted Stock, such forfeited Shares shall be transferred to Bancorp without further action by the Participant and shall, in accordance with Section 4.1, again be available for grant under this Plan. If the Participant paid any amount for the Shares of Restricted Stock that are forfeited, Bancorp shall pay the Participant the lesser of the Fair Market Value of the Shares on the date they are forfeited or the amount paid by the Participant.

     7.4. Delivery of Unrestricted Shares. Upon the expiration or termination of the Restricted Period for any Shares of Restricted Stock and the satisfaction of any and all other conditions prescribed by the Administrator, the restrictions applicable to such Shares of Restricted Stock shall lapse and a stock certificate for the number of Shares of Restricted Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions except any that may be imposed by law, a shareholders' agreement or any other agreement, to the holder of the Restricted Stock. Bancorp shall not be required to deliver any fractional Share but will pay, in lieu thereof, the Fair Market Value (determined as of the date the restrictions lapse) of such fractional Share to the holder thereof. Concurrently with the delivery of a certificate for Restricted Stock, the holder shall be required to pay an amount necessary to satisfy any applicable federal, state and local tax requirements as set out in
Section 11 below.

     7.5. Nonassignability of Restricted Stock. Unless the Administrator provides otherwise in the Award Agreement, no grant of, nor any right or interest of a Participant in or to, any Restricted Stock, or in any instrument evidencing any grant of Restricted Stock under this Plan, may be assigned, encumbered or transferred except, in the event of the death of a Participant, by will or the laws of descent and distribution.

     7.6. Restrictions. Restricted Stock Awards will be subject to such restrictions (if any) as the Administrator may impose. The Administrator may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or part, based on length of service, performance or such other factors or criteria as the Administrator may determine.

8.   Stock Bonuses.

     8.1. Awards of Stock Bonuses. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for services rendered to Bancorp or a Subsidiary. A Stock Bonus may be awarded pursuant to an Award Agreement that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The award may also be paid in cash, or Shares and cash, as determined by the Administrator in accordance with
Section 8.3 below. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of Bancorp, a Subsidiary, and/or individual performance factors, or upon such other criteria as the Administrator may determine. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan.

     8.2. Terms of Stock Bonuses. The Administrator will determine the number of Shares to be awarded to the Participant and whether such Shares will be Restricted Stock. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Award Agreement, then the Administrator will determine (a) the nature, length and starting date of any period during which performance is to be measured (the "Performance Period") for each Stock Bonus;
(b) the performance goals and criteria to be used to measure the performance, if any; (c) the number of Shares that may be awarded to the Participant; and (d) the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Administrator. The Administrator may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Administrator deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances.

     8.3. Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Administrator may determine. Payment may be made in the form of cash, whole Shares, including Restricted Stock, or a combination thereof, either in a lump sum payment or in installments, all as the Administrator determines.

     8.4. Termination During Performance Period. If a Participant is
Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Bonus only to the extent earned as of the Termination Date in accordance with the Award Agreement, unless the Administrator determines otherwise.

9. Stock Appreciation Rights.

     9.1. Awards of Stock Appreciation Rights. A Stock Appreciation Right is an award to receive a number of Shares (which may consist of Restricted Stock), or cash, or Shares and cash, as determined by the Administrator in accordance with
Section 9.5 below, for services rendered to Bancorp. A Stock Appreciation Right may be awarded pursuant to an Award Agreement that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Appreciation Right may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of Bancorp, a Subsidiary and/or individual performance factors or upon such other criteria as the Administrator may determine.

     9.2. Grant. The Administrator shall determine at the time of the grant of a Stock Appreciation Right the time period during which the Stock Appreciation Right may be exercised, which period may not commence until six (6) months after the date of grant. A Stock Appreciation Right may be granted with or without a related Option. In the case of a related Incentive Stock Option, a payment to the Participant upon the exercise of a Tandem Right may not be more than the difference between the Fair Market Value of the Shares subject to the Incentive Stock Option on the date of grant and the Fair Market Value of the Shares on the date of exercise of the Tandem Right. The maximum number of Shares subject to Stock Appreciation Rights, which can be granted under the Plan during any calendar year to any individual, is 100,000 shares.

     9.3. Duration. The duration of a Stock Appreciation Right shall be set forth in the Award Agreement as determined by the Administrator. A Stock Appreciation Right that is granted as a Tandem Right shall have the same duration as the Option with which it relates.

     9.4. Exercise. A Stock Appreciation Right shall entitle a Participant to receive a number of Shares (without any payment to Bancorp, except for applicable withholding taxes), cash, or Shares and cash, as determined by the Administrator in accordance with Section 9.5 below. A Participant desiring to exercise a Stock Appreciation Right shall give written notice of such exercise to Bancorp, which notice shall state the proportion of Stock and cash that the Participant desires to receive pursuant to the Stock Appreciation Right exercised subject to the discretion of the Administrator. Upon receipt of the notice from the Participant, Bancorp shall deliver to the person entitled thereto (i) a certificate or certificates for Shares and/or (ii) a cash payment, in accordance with Section 9.5 below. The date Bancorp receives written notice of such exercise hereunder is referred to in this Section 9 as the "exercise date." The delivery of Shares or cash received pursuant to such exercise shall take place at the principal offices of Bancorp within 30 days following delivery of such notice.

     9.5. Number of Shares or Amount of Cash. Subject to the discretion of the Administrator to substitute cash for Shares, or some portion of the Shares, the amount of Shares which may be issued pursuant to the exercise of a Stock Appreciation Right shall be determined by dividing: (a) the total number of Shares as to which the Stock Appreciation Right is exercised, multiplied by the amount by which the Fair Market Value of the Shares on the exercise date exceeds the Fair Market Value the Shares on the date of grant of the Stock Appreciation Right, by (b) the Fair Market Value of the Shares on the exercise date; provided, however, that fractional Shares shall not be issued and in lieu thereof, a cash adjustment shall be paid. In lieu of issuing Shares upon the exercise of a Stock Appreciation Right, the Administrator in its sole discretion may elect to pay the cash equivalent of the Fair Market Value of the Shares on the exercise date for any or all of the Shares that would otherwise be issuable upon exercise of the Stock Appreciation Right.

     9.6. Effect of Exercise. A partial exercise of a Stock Appreciation Right shall not affect the right to exercise the remaining Stock Appreciation Right from time to time in accordance with this Plan and the applicable Award Agreement with respect to the remaining shares subject to the Stock Appreciation Right. The exercise of either an Option or Tandem Right shall result in the termination of the other to the extent of the number of Shares with respect to which the Option or its Tandem Right is exercised.

     9.7. Transferability of Stock Appreciation Rights Generally.

          a.  Transferability of Stock Appreciation Rights. No SAR under Section
     9. shall be transferable other than by will or by the laws of descent and distribution and during the lifetime of a Participant, only the Participant, his guardian or legal representative may exercise an SAR. A Participant may designate a beneficiary to exercise his or her SAR after the Participant's death. However, the Administrator may provide for transfer of an SAR without payment of consideration, to the following family members of the Participant, including adoptive relationships: a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, niece, nephew, former spouse (whether by gift or pursuant to a domestic relations order), any person sharing the employee's household (other than a tenant or employee), a family-controlled partnership, corporation, limited liability company and trust, or a foundation in which family members heretofore described control the management of assets. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the Award pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Award immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Administrator may deem appropriate. A request to assign an SAR may be made only by delivery to Bancorp of a written SAR assignment request (the "Assignment Request") in a form approved by the Administrator, stating the number of SARs and Shares underlying SARs requested for assignment, that no consideration is being paid for the assignment, identifying the proposed transferee, and containing such other representations and agreements regarding the Participant's investment intent and access to information and other matters, if any, as may be required or desirable by Bancorp to comply with applicable securities laws

          b. Transferability of Tandem Rights. The same transfer restriction shall apply to a Tandem Right as are applied to the corresponding Option under Section 6.2.(e) and the applicable Award Agreement.

     9.8. Termination of Employment. Upon Termination of employment or other services of a Participant, any Stock Appreciation Rights then held by such Participant shall be exercisable within the time periods, and upon the same conditions with respect to the reasons for Termination of employment or other services, as are specified in Section 6.2(f) with respect to Options.

     9.9 Suspension and Cancellation of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to suspension and cancellation under the same conditions as are specified in Section 6.2(g) with respect to Options.

10. Payment For Share Purchases.

     10.1. Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant at the discretion of the Administrator and where permitted by law:

          a. by surrender of shares of Stock of Bancorp that either: (1) have been owned by the Participant for more than six (6) months (and, if such shares were purchased from Bancorp by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by the Participant in the public market;

          b. with respect only to purchases upon exercise of an Option, and provided that a public market for Bancorp's stock exists:

               i. through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to Bancorp; or

               ii. through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to Bancorp; or

          c. by any combination of the foregoing methods of payment or any other consideration or method of payment as shall be permitted by applicable corporate law.

The Administrator may provide, in an Agreement or otherwise, that a Participant who exercises an Option and pays the Exercise Price in whole or in part with Stock then owned by the Participant will be entitled to receive another Option covering the same number of shares tendered and with a price of no less than Fair Market Value on the date of grant of such additional Option ("Reload Option"). Unless otherwise provided in the Agreement, a Participant, in order to be entitled to a Reload Option, must pay with Stock that has been owned by the Participant for at least the preceding six (6) months.

11. Withholding Taxes.

     11.1. Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, Bancorp may require the Participant to remit to Bancorp an amount sufficient to satisfy federal, state and local taxes and FICA withholding requirements prior to the delivery of any certificate or certificates for such Shares. When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award, the disposition by a Participant or other person of Awards of Shares or an Option prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon the exercise of a Non-qualified Stock Option, Bancorp shall have the right to require such Participant or such other person to pay by cash, or check payable to Bancorp, the amount of any such withholding with respect to such transactions. Any such payment must be made promptly when the amount of such obligation becomes determinable (the "Tax Date").

     11.2. Stock for Withholding. To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit a Participant to satisfy his or her obligation to pay any such withholding tax, in whole or in part, with Stock up to an amount not greater than Bancorp's minimum statutory withholding rate for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income. The Administrator may exercise its discretion, by (a) directing Bancorp to apply shares of Stock to which the Participant is entitled as a result of the exercise of an Option, or (b) delivering to Bancorp shares of Stock previously acquired by the Participant (other than in connection with an option exercise triggering withholding taxes within the last six (6) months). The shares of Stock so applied or delivered for the withholding obligation shall be valued at their Fair Market Value as of the date of measurement of the amount of income subject to withholding.

12. No Privileges of Stock Ownership. No Participant will have any of the rights of a shareholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a shareholder and have all the rights of a shareholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of Bancorp will be subject to the same restrictions as the Restricted Stock; and provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Exercise Price or Purchase Price pursuant to Section 14. Subject to Sections 20 and 21, no adjustment shall be made for dividends or other rights for which the record date is prior to the date title to the Shares of Stock has been acquired by the Participant.

13. Transferability. Unless otherwise provided in this Plan, Awards granted under this Plan, and any interest therein, will not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the Award Agreement provisions relating thereto. Unless otherwise provided in this Plan, during the lifetime of the Participant an Award will be exercisable only by the Participant, and any elections with respect to an Award may be made only by the Participant.

14. Restriction On Shares. At the discretion of the Administrator, Bancorp may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase at the Exercise Price or the purchase price of the Shares acquired under an Award or impose other restrictions on such Shares during a period not to exceed one hundred eighty (180) days from the date of exercise or purchase. After one hundred eighty (180) days, at the discretion of the Administrator, Bancorp may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase the Shares acquired under an Award at the Fair Market Value at the time of repurchase. The terms and conditions of any such rights or other restrictions shall be set forth in the Award Agreement evidencing the Option.

15. Certificates. All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

16. Escrow, Pledge Of Shares. To enforce any restrictions on a Participant's Shares, the Administrator may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with Bancorp or an agent designated by Bancorp to hold in escrow until such restrictions have lapsed or terminated, and the Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with Bancorp all or part of the Shares so purchased as collateral to secure the payment of such Participant's obligation to Bancorp under the promissory note; provided, however, that the Administrator may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, Bancorp will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form as the Administrator will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

17. Exchange And Buyout Of Awards. The Administrator may, at any time or from time to time, authorize Bancorp, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Administrator may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Administrator and the Participant may agree.

18. Securities Law And Other Regulatory Compliance. An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, Bancorp will have no obligation to issue or deliver certificates for Shares under this Plan prior to (a) obtaining any approvals from governmental agencies that Bancorp determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal laws or rulings of any governmental body that Bancorp determines to be necessary or advisable. Bancorp will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and Bancorp will have no liability for any inability or failure to do so. Upon exercising all or any portion of an Award, a Participant may be required to furnish representations or undertakings deemed appropriate by Bancorp to enable the offer and sale of the Shares or subsequent transfers of any interest in such shares to comply with applicable securities laws. Evidences of ownership of Shares acquired pursuant to an Award shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the Award Agreement.

19. Rights of Employees.

     19.1. No Obligation To Employ. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, Bancorp or a Subsidiary or to limit in any way the right of Bancorp or a Subsidiary to terminate such Participant's employment or other relationship at any time, with or without cause.

     19.2. Compliance With Code Section 162(m). At all times when the Administrator determines that compliance with Code Section 162(m) is required or desired, all Awards granted under this Plan to Named Executive Officers shall comply with the requirements of Code Section 162(m). In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards under this Plan, the Administrator may, subject to this Section 19, make any adjustments it deems appropriate.

20.  Adjustment  for Changes in  Capitalization.  The  existence of  outstanding
Awards shall not affect Bancorp's right to effect adjustments, recapitalizations, reorganizations or other changes in its or any other corporation's capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock, the dissolution or liquidation of Bancorp's or any other corporation's assets or business or any other corporate act whether similar to the events described above or otherwise.

21.      Dissolution, Liquidation, Merger.

     21.1. Bancorp Not The Survivor. In the event of a dissolution or liquidation of Bancorp, a merger, consolidation, combination or reorganization in which Bancorp is not the surviving corporation, or a sale of substantially all of the assets of Bancorp (as determined in the sole discretion of the Board of Directors), the Administrator, in its absolute discretion, may cancel each outstanding Award upon payment in cash to the Participant of the amount by which any cash and the fair market value of any other property which the Participant would have received as consideration for the Shares covered by the Award if the Award had been exercised before such liquidation, dissolution, merger, consolidation, combination, reorganization or sale exceeds the exercise price of the Award or negotiate to have such Award assumed by the surviving corporation. In addition to the foregoing, in the event of a dissolution or liquidation of Bancorp, or a merger, consolidation, combination or reorganization, in which Bancorp is not the surviving corporation, the Administrator, in its absolute discretion, may accelerate the time within which each outstanding Award may be exercised.

     21.2. Bancorp is the Survivor. In the event of a merger, consolidation, combination or reorganization in which Bancorp is the surviving corporation, the Board of Directors shall determine the appropriate adjustment of the number and kind of securities with respect to which outstanding Awards may be exercised, and the exercise price at which outstanding Awards may be exercised. The Board of Directors shall determine, in its sole and absolute discretion, when Bancorp shall be deemed to survive for purposes of this Plan.

22. Limitation on Awards. Notwithstanding any other provisions of this Plan and unless provided otherwise in the Award Agreement, if the right to receive or benefit from an Award under this Plan, either alone or together with payments that a Participant has a right to receive from Bancorp, would constitute a "parachute payment" (as defined in Code Section 280G), all such payments shall be reduced to the largest amount that will result in no portion being subject to the excise tax imposed by Code Section 4999.

23. Termination; Amendment. The Board may amend, suspend or terminate this Plan at any time and for any reason, but no amendment, suspension or termination shall be made which would impair the right of any person under any outstanding Awards without such person's consent not unreasonably withheld. Further, the Board may, in its discretion, determine that any amendment should be effective only if approved by the Shareholders even if such approval is not expressly required by this Plan or by law.

24. Deferrals. The Administrator may permit a Participant to defer to another plan or program such Participant's receipt of Shares or cash that would otherwise be due to such Participant by virtue of the exercise of an Option, the exercise of a Stock Appreciation Right, the vesting of Restricted Stock, or the earning of a Stock Bonus. If any such deferral election is required or permitted, the Administrator shall, in its sole discretion, establish rules and procedures for such payment deferrals.

25. Governing Law. This Plan and the rights of all persons under this Plan shall be construed in accordance with and under applicable provisions of the laws of the State of California.

26. Definitions. As used in this Plan, the following terms will have the following meanings:

     26.1 "Award" means, individually and collectively, any award under this Plan, including any Option, Restricted Stock, Stock Bonus or Stock Appreciation Right.

     26.2 "Award Agreement" means, with respect to each Award, the signed written agreement between Bancorp and the Participant setting forth the terms and conditions of the Award.

     26.3 "Bancorp" means Humboldt Bancorp, a California corporation and its subsidiaries, or any successor corporation.

     26.4 "Board" means the Board of Directors of Bancorp.

     26.5 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     26.6 "Committee" means the committee or the subcommittee of a committee appointed by the Board to administer this Plan, or if no such committee or subcommittee is appointed, the Board.

     26.7 "Disability" means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

     26.8 "Effective Date" has the meaning set forth in Section 2.

     26.9 "Eligible Person" means, in the case of the grant of an Incentive Stock Option, key employees of Bancorp or a Subsidiary, and in the case of a Non-qualified Stock Option, Restricted Stock, Stock Appreciation Right and Stock Bonus, key employees or directors of Bancorp or a Subsidiary.

     26.10 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time and any successor statute.

     26.11 "Exercise Price" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

     26.12 "Fair Market Value" means (i) if the Stock is listed or admitted to trade on a national securities exchange, the closing price of the Stock on the Composite Tape, as published in the Western Edition of the Wall Street Journal, of the principal national securities exchange on which the Stock is so listed or admitted to trade, on such date, or, if there is no trading of the Stock on such date, then the closing price of the Stock as quoted on such Composite Tape on the next preceding date on which there was trading in such Stock; (ii) if the Stock is not listed or admitted to trade on a national securities exchange, the closing price for the Stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market or a similar organization if the NASD is no longer reporting such information; (iii) if the Stock is not reported on the NASDAQ National Market, the mean between the closing bid and asked prices for the stock on such date, as furnished by the NASD, and if no bid and asked prices are quoted on such date, the bid and asked prices on the next preceding day on which such prices were quoted; and (iv) if the Stock is not reported on the NASDAQ National Market, and if bid and asked prices for the Stock are not furnished by the NASD or a similar organization, the value established by the Administrator for purposes of granting Awards under this Plan.

     26.13 "Incentive Stock Option" means an Option which is an Option within the meaning of Code Section 422, the Award of which contains such provisions as are necessary to comply with that section.

     26.14 "Named Executive Officer" means, if applicable, a Participant who, as of the date of vesting and/or payout of an Award is one of the group of "covered employees," as defined in the regulations promulgated under Code Section 162(m), or any successor statute.

     26.15 "NASD Dealer" means a broker-dealer that is a member of the National Association of Securities Dealers.

     26.16 "Non-qualified Stock Option" means an option, which is, designated a Non-qualified Stock Option.

     26.17 "Officer" means an officer of Bancorp and an officer who is subject to Section 16 of the Exchange Act.

     26.18 "Outside Director" means any director who is not (a) a current employee of Bancorp; (b) a former employee of Bancorp who is receiving compensation for prior services (other than benefits under a tax-qualified pension plan); (c) a current or former Officer of Bancorp; or (d) currently receiving compensation for personal services in any capacity, other than as a director, from Bancorp; and as may otherwise be defined in regulations promulgated under Section 162(m).

     26.19 "Option" means an award of an option to purchase  Shares  pursuant to
Section 6.

     26.20 "Optionee" means the holder of an Option.

     26.21 "Participant" means a person who receives an Award under this Plan.

     26.22 "Plan" means this Humboldt Bancorp & Subsidiaries 2001 Equity Incentive Plan, as amended from time to time.

     26.23 "Restricted Stock Award" means an award of Shares pursuant to
Section 7.

     26.24 "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act, as amended from time to time, and any successor rule.

     26.25 "SEC" means the Securities and Exchange Commission.

     26.26 "Securities Act" means the Securities Act of 1933, as amended from time to time.

     26.27 "Shares" means shares of Bancorp's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Section 4 and any successor security.

     26.28 "Stock" means the common stock, no par value, of Bancorp, and any successor entity.

     26.29 "Stock Appreciation Right" or "SAR" means the right, granted by the Administrator pursuant to this Plan, to receive Shares in an amount equal to the increase in the Fair Market Value of a Share of Stock subsequent to the grant of such Award.

     26.30 "Stock Bonus" means an award of Shares, or cash in lieu of Shares, pursuant to Section 8.

     26.31 "Subsidiary" means any corporation in an unbroken chain of corporations beginning with Bancorp if, at the time of granting of an Award, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     26.32 "Tandem Right" means an Stock Appreciation Right that is granted in relation to a particular Option and that can be exercised only upon surrender to Bancorp, unexercised, of that portion of the Option to which the Stock Appreciation Right relates.

     26.33 "Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, Officer, or director of Bancorp. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Administrator; provided, that such leave is for a period of not more than ninety
(90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by Bancorp or the relevant Subsidiary and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Administrator may make such provisions respecting suspension of vesting of the Award while on leave from the employ of Bancorp or relevant Subsidiary as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the Award Agreement. The Administrator will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

     26.34 "Unvested Shares" means "Unvested Shares" as defined in the Award Agreement.

     26.35 "Vested Shares" means "Vested Shares" as defined in the Award Agreement.

     26.36  "Vesting  Date" means the date on which an Award  becomes  wholly or
partially   exercisable,   as  determined  by  the  Administrator  in  its  sole
discretion.

                                    EXHIBIT C


Amendment No. 1- Paragraph 5(h) of the Amended Humboldt Stock Option Plan shall be amended to read:

(h) Directors' Options. Notwithstanding anything to the contrary in other provisions of the Plan, each director of the Bancorp (excluding emeritus directors) who is not a full-time salaried employee or full-time salaried officer of the Bancorp, shall be eligible to participate in the Plan only in accordance with this subsection. Options granted to such directors are subject to the following additional terms and conditions:

     i. of the number of issued and outstanding shares of the Bancorp's common stock set forth in Section 4, no more than 98,654 Shares may be issued and sold under the Plan to directors of the Bancorp pursuant to this subsection or the number and kind of shares of stock or other securities which shall be substituted for such shares or to which such shares shall be adjusted as provided in Section 6 of the Plan;

     ii.  all grants to directors shall be Nonstatutory Stock Options;

     iii. the expiration date of the options granted to directors under the Plan shall not exceed 10 years from the date of grant; and

     iv. each director, upon joining the Board of Directors and upon completion of each full year of service on the Board of Directors as of December 31 of each year, shall be granted an option to purchase 1,000 Shares at a price equal to 100% of the fair market value of the Shares at the time of grant, or such number or kind of shares of stock or other securities which shall be substituted for such number of Shares or into which such number of Shares shall be adjusted as provided in
          Section 6 of the Plan.

     A former Director who resigns or retires from the Board may exercise his/her options at any time during the option term. A Director's estate or the beneficiaries of a Director's estate (in the event of a current or former Director's death) shall have the right during the entire option term to exercise the option to the extent the optionee was entitled to exercise the option on the date of the optionee's death. No additional formula options may be awarded to former Directors.

Amendment No. 2- Paragraph 5(d) of the Amended Humboldt Stock Option Plan shall be amended to read:

(d) Except as provided for nonstatutory stock options, each option shall be transferable only by will or the laws of descent and distribution and shall be exercisable during the optionee's lifetime only by the optionee. Nonstatutory stock options granted to a director shall be transferable by will or the laws of descent and distribution upon the death of the optionee or the optionee's spouse (to the extent of his or her interest, if any, in the option).

Amendment No. 3 - Item 5(b) of the Amended Humboldt Stock Option Plan shall have the following additional provisions added:

         In addition to the payment methods specified above, payment for shares underlying an Option granted pursuant to the Amended Humboldt Bancorp Stock Option Plan may be made, where expressly approved for the

         Optionee at the discretion of the Administrator and where permitted by law:

     1. by surrender of shares of common stock of Bancorp that either: (1) have been owned by the Optionee for more than six (6) months; or (2) were obtained by the Optionee in the public market;

     2.   provided that a public market for Bancorp's common stock exists:

     i. through a "same day sale" commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (a "NASD Dealer") whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased to pay for the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the exercise price directly to Bancorp; or

     ii. through a "margin" commitment from the Optionee and a NASD Dealer whereby the Optionee irrevocably elects to exercise the Option and to pledge the shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the exercise price directly to Bancorp; or

3. by any combination of the foregoing methods of payment.

Amendment No. 4 - Item 13 of the Amended Humboldt Stock Option Plan shall be deleted and the following provisions added:

(a) Withholding Taxes. Bancorp may require the Optionee to remit to Bancorp an amount sufficient to satisfy federal, state and local taxes and FICA withholding requirements prior to the delivery of any certificate or certificates for such Shares. When, under applicable tax laws, an Optionee incurs tax liability in connection with the exercise or vesting of any Option, the disposition by an Optionee or other person of shares or an Option prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon the exercise of a Non-qualified Stock Option, Bancorp shall have the right to require such Optionee or such other person to pay by cash, or check payable to Bancorp, the amount of any such withholding with respect to such transactions. Any such payment must be made promptly when the amount of such obligation becomes determinable.

(b) Stock for Withholding. To the extent permissible under applicable tax, securities and other laws, the Administrator may, in its sole discretion and upon such terms and conditions as it may deem appropriate, permit an Optionee to satisfy his or her obligation to pay any such withholding tax, in whole or in part, with shares of Bancorp common stock up to an amount not greater than Bancorp's minimum statutory withholding rate for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income. The Administrator may exercise its discretion, by (a) directing Bancorp to apply shares of Bancorp common stock to which the Optionee is entitled as a result of the exercise of an Option, or (b) delivering to Bancorp shares of Bancorp common stock previously acquired by the Optionee (other than in connection with an option exercise triggering withholding taxes within the last six (6) months). The shares of Bancorp common stock so applied or delivered for the withholding obligation shall be valued at their fair market value as of the date of measurement of the amount of income subject to withholding.